Exhibit 10h

TD BANK, N.A.

LOAN AND SECURITY AGREEMENT
(ALL ASSETS)

LOAN AND SECURITY AGREEMENT (ALL ASSETS), dated as of June ____, 2009 by and among The L. S. Starrett Company, a Massachusetts corporation having a principal place of business located at 121 Crescent Street, Athol, Massachusetts 01331 ("Starrett"), Evans Rule Company, Inc., a New Jersey corporation having a principal place of business located at 5965 Core Road, Suite 618, North Charleston, SC 29406 ("Evans Rule"), Level Industries, Inc., a Massachusetts corporation having a principal place of business located at 121 Crescent Street, Athol, Massachusetts 01331 ("Level Industries"), Tru-Stone Technologies, Inc., a Delaware corporation having a principal place of business located at 1101 Prosper Drive, P.O. Box 430, Waite Park, MN 56387 ("Tru-Stone"), and Starrett Kinemetric Engineering, Inc., a Delaware corporation having a principal place of business located at 26052 Merit Circle, Suite 103, Laguna Hills, CA 92653 ("Kinemetric" and together with Starrett, Evans Rule, Level Industries and Tru-Stone, each a "Borrower" and together the "Borrower") and T.D. Bank, N.A., a national banking association organized and existing under the laws of the United States of America, the secured party hereunder having a place of business located at 370 Main Street, Worcester, Massachusetts 01608 (the "Bank").  The parties hereto hereby agree as follows:

1.	DEFINITIONS AND ACCOUNTING TERMS.

Section 1.01.  As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Adjusted EBITDA” shall mean, during the applicable period, EBITDA minus Extraordinary Gains (or plus Extraordinary Losses), minus dividends and distributions.

“Affiliate” shall mean any Person (a) which directly or indirectly Controls, or is Controlled by or is under common Control with the Borrower or a subsidiary, (b) which directly or indirectly beneficially holds or owns five (5%) percent or more of any class of voting stock of the Borrower or any subsidiary, or (c) five (5%) percent or more of the voting stock of which is directly or indirectly beneficially owned or held by the Borrower or a subsidiary.

“Bankruptcy Code” as used herein shall mean Title 11 of the United States Code entitled “Bankruptcy”.

“Borrowing Base” as used herein shall mean the sum of the following:

(a)	eighty (80%) percent of the unpaid face amount of Qualified Accounts (as defined below), PLUS

(b)	fifty (50%) percent of the cost or market value, whichever is lower, of all Eligible Inventory (as defined below).

“Capital Assets” shall mean assets that, in accordance with GAAP, are required or permitted to be depreciated or amortized on the Borrower’s balance sheet.

“Capital Expenditures” shall mean but not be limited to amounts paid during such year for Capital Assets or Capital Leases and shall include, in the case of a purchase, the entire purchase price and, in the case of a Capital Lease (but not an operating lease), the entire rental for the term.

“Capital Leases” shall mean Capital Leases, conditional sales contracts and other title retention agreements relating to the purchase or acquisition of Capital Assets.

“CMLTD” shall mean the current maturity of long term indebtedness other than Revolving Loans to be paid during the next twelve-month period, including but not limited to, amounts required to be paid during such period under Capital Leases.

“Collateral” shall have the meaning assigned to such term in Section 5.

“Commercial Letters of Credit” shall mean a letter of credit issued to support the purchase by Borrower of Inventory prior to its transport to one of Borrower’s places of business that provides that all draws thereunder must require presentation of customary documentation including, if applicable, commercial invoices, packing lists, certificate of origin, bill of lading, an airway bill, customs clearance documents, quota statement, certificate, beneficiaries statement and bill of exchange, bills of lading, dock warrants, dock receipts, warehouse receipts or other documents of title, in form and substance satisfactory to Bank and reflecting passage to Borrower of title to first quality Inventory conforming to Borrower’s contract with the seller thereof.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any Person, whether through the ownership of voting securities, by contract or otherwise.

“Credit Limit” means an amount equal to Twenty-Three Million ($23,000,000.00) Dollars.

“Debt” means (a) indebtedness or liability for borrowed money; (b) obligations evidenced by bonds, debentures, notes, or other similar instruments; (c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations as lessee under Capital Leases; (e) current liabilities in respect of unfunded vested benefits under plans covered by ERISA; (f) obligations under Letters of Credit; (g) obligations under acceptance facilities; (h) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; and (i) obligations secured by any Liens, whether or not the obligations have been assumed.

“Debt Service Coverage Ratio” shall mean, during the applicable period, that quotient equal to (a) Adjusted EBITDA, divided by (b) Fixed Charges, that is,

Adjusted EBITDA
Fixed Charges

“Distributions” shall mean all payment or distributions to Owners in cash or in property other than reasonable salaries, bonuses and expense reimbursements.

“EBIT” shall mean, for the applicable period, income from continuing operations before the payment of interest and taxes, determined in accordance with GAAP for Starrett and its subsidiaries on a consolidated basis.

“EBITDA” shall mean, for the applicable period, EBIT plus depreciation, depletion, amortization and other non-cash charges, determined in accordance with GAAP for Starrett and its subsidiaries on a consolidated basis.

“Eligible Inventory” means Borrower’s raw materials and finished goods which are initially and at all times until sold: new and unused or refurbished (except, with Bank’s written approval, used equipment held for sale or lease), in first−class condition, merchantable and saleable through normal trade channels; at a location which is in the United States; subject to a perfected security interest in favor of Bank (upon Bank's filing of Financing Statements as defined in Section 5(e) hereof); owned by Borrower free and clear of any lien except in favor of Bank and/or Permitted Liens; not obsolete; not scrap, waste, defective goods and the like; have been produced by Borrower in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders promulgated thereunder; not stored with a bailee, warehouseman or similar party unless Bank has given its prior written consent thereto; and have not been designated by Bank, in accordance with its normal credit policies, as unacceptable for any reason by notice to Borrower.

“Environmental Law” means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Event of Default” shall have the meaning assigned to such term in Section 14.01.

“Extraordinary Gains/Losses” shall mean, during the applicable period, a gain or loss related to the sale of a Capital Asset, income of a subsidiary Borrower under a concept of pooling or accounting, income from minority interest under the equity method of accounting, the write-up or impairment of assets, the forgiveness of Debt income, litigation gain or loss, casualty loss and income or loss from discontinued operations or the sale of a business.

“Fixed Charges” shall mean Interest plus CMLTD for the next 12 months

“Funded Debt” shall mean, for each quarterly period of Starrett and its consolidated subsidiaries, all outstanding liabilities for borrowed money and other interest-bearing liabilities, including current and long term Debt and Letters of Credit of Starrett and its consolidated subsidiaries

“GAAP” shall mean generally accepted accounting principles as in effect from time to time; provided, however, that for purposes of calculating the financial covenants contained in Section 13 GAAP shall mean generally accepted accounting principles as in effect on the date of this Agreement.

“Hazardous Substances” means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

“Interest” shall mean, for the applicable period, all interest paid or payable, including, but not limited to, interest paid or payable on indebtedness and on Capital Leases of Starrett and its consolidated subsidiaries, determined in accordance with GAAP.

“Letters of Credit” shall have the meaning assigned to such term in Section 2.05.

“Leverage Ratio” shall mean the ratio of Funded Debt to EBITDA for the twelve (12) month period ending on the last day of each fiscal quarter of Starrett and its consolidated subsidiaries.

“LIBOR” (London Interbank Offered Rate) shall mean the rate of interest in U.S. Dollars (rounded upwards, at the Bank's option, to the next 100th of one percent) equal to the British Bankers' Association LIBOR ("BBA LIBOR") for one (1) month as published by Bloomberg (or such other commercially available source providing quotations of BBA LIBOR as designated by Bank form time to time) at approximately 11:00 a.m. (London time) two (2) London Banking Days prior the Reset Date; provided however, if more than one BBA LIBOR is specified, the applicable rate shall be the arithmetic mean of all such rates.  London Banking Days means any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England.  If, for any reason, such rate is not available, the term LIBOR shall mean, with respect to any one (1) month period, the rate of interest per annum determined by Bank to be the average rate per annum at which deposits in dollars are offered for such Interest Period by major banks in London, England at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the Reset Date.

“Lien” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing).

“Margin” shall mean, during the applicable period, the percentages set forth below, as determined by the Borrower’s Leverage Ratio (as defined herein):

Level	Leverage Ratio	Margin
1	Less than 1.00	1.50%
2	1.00 to 2.00	1.75%
3	Greater than 2.00 and up to and including 2.50	2.00%
4	Greater than 2.50	2.25%

Prior to the Bank's receipt of the Borrower's management prepared quarterly financial statements for the period ending June 30, 2009, the Margin shall mean 1.75%.  Upon the Bank’s receipt of a Margin Certificate in the form of Exhibit 1 attached hereto and the financial statements of Starrett and its consolidated subsidiaries in accordance with Section 11 of this Agreement (the "Required Documents") the Margin shall be determined and be effective as of the first day of the following month, which Margin shall remain in effect until the first day of the calendar month following the Bank’s receipt of the subsequent Margin Certificate and shall be adjusted, if at all, as at the end of each quarterly period thereafter based on the applicable accurate Margin Certificate.  In the event that the Borrower fails to timely furnish the Bank with the Required Documents in accordance with Section 11 of this Agreement then the Margin shall be determined as if Level 4 was applicable, from the first day after the date that such Required Documents were due until the first day of the calendar month following the Bank’s receipt of the Required Documents.

“Note” shall have the meaning assigned to such term in Section 2.02.

“Obligations” shall have the meaning assigned to such term in Section 6.

“Organizational Documents” means (a) with respect to a corporation, its certificate or articles of incorporation and by-laws; (b) with respect to a partnership, its partnership certificate and partnership agreement; (c) with respect to a limited liability company, its articles or certificate of formation and its operating or management agreement; and (d) with respect to a trust, the declaration of trust; and, with respect to any of them, any other document required to be filed with public authorities to evidence or establish authority to conduct business.

“Owner” means with respect to Starrett and its subsidiaries, any Person having legal or beneficial title to an ownership interest in Starrett and its subsidiaries or a right to acquire such an interest.

“Permitted Liens” shall have the meaning assigned to such term in Section 13.08.

“Permitted Protests” means the right of the Borrower to protest any Lien (other than a Lien that secures the Obligations), tax (other than payroll taxes or taxes that are the subject of a federal or state tax lien) or rental payment, provided that (x) a reserve with respect to such liability is established on the books of the Borrower, (y) any such protest is instituted and diligently prosecuted by the Borrower in good faith, and (z) the Bank is satisfied that, while such protest is pending, there will be no impairment of the enforceability, validity or priority of any of the Liens of the Bank in and to the Collateral.

“Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

“Plan” means any employee plan subject to Title IV of ERISA maintained for employees of Borrower, any subsidiary of Borrower or any other trade or business under common control with Borrower within the meaning of Section 414(c) of the Internal Revenue Code of 1986 or any regulations thereunder.

“Qualified Account”, as used herein, means an Account owing to Borrower which met the following specifications at the time it came into existence and continues to meet the same until it is collected in full:

(a)	The Account is not more than ninety (90) days from the date of the invoice thereof.

(b)
The Account arose from the performance of services or an outright sale of goods by Borrower, such goods have been shipped to the account debtor, and Borrower has possession of, or has delivered to Bank, shipping and delivery receipts evidencing such shipment.

(c)
The Account is not subject to any prior assignment, claim, lien, or security interest, and Borrower will not make any further assignment thereof or create any further security interest therein, nor permit Borrower’s rights therein to be reached by attachment, levy, garnishment or other judicial process.

(d)
No set−off, credit, allowance or adjustment has been asserted by the account debtor, except discount allowed for prompt payment and the account debtor has not complained as to his liability thereon and has not returned any of the goods from the sale of which the Account arose.

(e)	The Account arose in the ordinary course of Borrower’s business and did not arise from the performance of services or a sale of goods to a supplier or employee of the Borrower.

(f)	No notice of bankruptcy or insolvency of the account debtor has been received by or is known to the Borrower.

(g)	The Account is not owed by an account debtor whose principal place of business is outside the United States of America.

(h)	The Account is not owed by an entity which is a parent, brother/sister, subsidiary or Affiliate of Borrower.

(i)
The account debtor is not located in the State of New Jersey or in the State of Minnesota, unless Borrower has filed and shall file all legally required Notice of Business Activities Reports with the New Jersey Division of Taxation or the Minnesota Department of Revenue, as the case may be.

(j)	The Account when aggregated with all of the Accounts of that account debtor does not exceed fifty (50%) percent of the then aggregate of Qualified Accounts.

(k)	The Account is not evidenced by a promissory note.

(l)	The Account did not arise out of any sale made on a bill and hold, dating or delayed shipment basis.

(m)	The Account did not arise as a result of a progress billing or from a project on which the Account Debtor has a payment or performance bond.

(n)           The Account is not for retainage.

(o)           Bank has not deemed the Account to be unacceptable for any reason in accordance with its normal credit policies by notice to Borrower.

PROVIDED THAT if at any time fifty (50%) percent or more of the aggregate amount of the Accounts due from any account debtor are unpaid in whole or in part more than ninety (90) days from the respective dates of invoice, from and after such time none of the Accounts (then existing or hereafter arising) due from such account debtor shall be deemed to be Qualified Accounts until such time as all Accounts due from such account debtor are (as a result of actual payments received thereon) no more than ninety (90) days from the date of invoice; Accounts payable by Borrower to an account debtor shall be netted against Accounts due from such account debtor and the difference (if positive) shall constitute Qualified Accounts from such account debtor for purposes of determining the Borrowing Base (notwithstanding paragraph (d) above);  characterization of any Account due from an account debtor as a Qualified Account shall not be deemed a determination by Bank as to its actual value nor in any way obligate Bank to accept any Account subsequently arising from such account debtor to be, or to continue to deem such Account to be, a Qualified Account; it is Borrower’s responsibility to determine the creditworthiness of account debtors and all risks concerning the same and collection of Accounts are with Borrower; and all Accounts whether or not Qualified Accounts constitute Collateral.

“Receivables” shall have the meaning assigned to such term in Section 5.

“Revolving Loan(s)” shall mean all loans, including all Letters of Credit, advanced by Bank to Borrower or for the account of Borrower hereunder.

“Security Trigger Event” shall have the meaning assigned to such term in Section 5(e).

“Senior Debt” shall mean any Debt which is not Subordinated Debt.

“Subordinated Debt” shall mean Debt which is expressly stated to be subordinated or junior in right of payment to Borrower’s Debt to Bank.

“Tangible Net Worth” shall mean the equity of Starrett and its consolidated subsidiaries determined in accordance with GAAP, consistently applied, subtracting therefrom (a) intangibles (as determined in accordance with such principles so applied), and (b) Debt owing to Borrower from any employee, Owner, or other Affiliate of Borrower.

“UCC” shall mean the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts.

Section 1.02.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 8.05, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

Section 1.03.  Unless otherwise defined in this Agreement, capitalized words shall have the meanings set forth in the UCC as of the date of this Agreement.

2.	REVOLVING LOANS AND OTHER FINANCIAL ACCOMMODATIONS.

Section 2.01.  From time to time upon Borrower’s request, so long as the sum of the aggregate principal amount of all Revolving Loans outstanding, and the requested Revolving Loan does not exceed the lesser of (a) the Borrowing Base, or (b) the Credit Limit, Bank shall make such requested Revolving Loan, provided that there has not occurred an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default.

Section 2.02.  All Revolving Loans shall bear interest and at the option of the Bank shall be evidenced by and repayable in accordance with a revolving note drawn to the order of Bank substantially the form of Exhibit 2 hereto (the “Note”), as the same may hereafter be amended, supplemented or restated from time to time and any note or notes issued in substitution therefor, but in the absence of the Note shall be conclusively evidenced by Bank’s records of Revolving Loans and repayments.

Section 2.03.  Interest will be charged to Borrower at a fluctuating rate which is the monthly equivalent to a per annum rate equal to the aggregate of: (x) LIBOR, and (y) the Margin, or at such other rate agreed on from time to time by the parties, upon any balance owing to Bank at the close of each day and shall be payable (a) on the first day of each month in arrears; (b) on termination of this Agreement; (c) on acceleration of the time for payment of the Obligations; and (d) on the date the Obligations are paid in full.  The rate of interest payable by Borrower shall be changed if at all, effective as of the first day of each month (the "Reset Date").  The Bank shall not be required to notify the Borrower of any adjustments to the interest rate.  Interest shall be computed on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.  Interest shall be payable in lawful money of the United States of America to Bank, or as Bank shall direct, without set-off, deduction or counterclaim monthly, in arrears, on the first day of each month, commencing on the first day of the month next succeeding the date hereof.

Section 2.04.  Borrower hereby authorizes and directs Bank, in Bank’s sole discretion (provided, however, Bank shall have no obligation to do so): (a) to pay accrued interest as the same becomes due and payable pursuant to this Agreement or pursuant to any note or other agreement between Borrower and Bank, and to treat the same as a Revolving Loan to Borrower, which shall be added to Borrower’s Revolving Loan balance pursuant to this Agreement; (b) to charge any of Borrower’s accounts under the control of Bank; or (c) apply the proceeds of Collateral, including, without limitation, payments on Accounts and other payments from sales or lease of Inventory and any other funds to the payment of such items.  Bank shall promptly notify Borrower of any such charges or applications.

Section 2.05.  At the request of any Borrower, and upon the execution of letter of credit documentation satisfactory to Bank, Bank, within the limits of the Borrowing Base, as then computed and also within the limits of the Credit Limit as then computed, shall issue letters of credit from time to time by Bank for the account of any Borrower (collectively “Letters of Credit”).  The Letters of Credit shall be on terms mutually acceptable to Bank, Bank and any Borrower, and no Letter of Credit shall have an expiration date later than the sooner to occur of (a) twelve (12) months from the date of issuance of the subject Letter of Credit, or (b) the termination date of this Agreement.  A Revolving Loan in an amount equal to any amount paid by Bank under a Letter of Credit shall be deemed made to any Borrower, without request therefor, immediately upon any payment by Bank on such Letter of Credit.  In connection with the issuance of any Letter of Credit, such Borrower shall pay to Bank a percentage of the face amount of such Letter of Credit according to the fee schedule then in effect at Bank plus transaction fees at the customary rates charged by Bank and all other normal and customary fees charged by Bank.  Borrower hereby authorizes and directs Bank, in Bank’s sole discretion (provided, however, Bank shall have no obligation to do so) to pay all such fees and costs as the same become due and payable and to treat the same as a Revolving Loan to such Borrower, which shall be added to the Borrower’s Revolving Loan balance pursuant to this Agreement.  For purposes of computing the Credit Limit, all Letters of Credit and acceptances shall be deemed to be Revolving Loans.

Section 2.06.  The Borrowing Base formula set forth above is intended solely for monitoring purposes.  The making of Revolving Loans by Bank to the Borrower in excess of the above described Borrowing Base formula is for the benefit of the Borrower and does not affect the obligations of Borrower hereunder; all such Revolving Loans constitute Obligations and must be repaid by Borrower in accordance with the terms of this Agreement.

Section 2.07.  Borrower shall pay to Bank the principal amount of all Revolving Loans as follows:

(a)           Credit Limit or Borrowing Base Exceeded. Whenever the outstanding principal balance of all Revolving Loans exceed the lesser of the Credit Limit or the Borrowing Base, Borrower shall immediately pay to Bank the excess of the outstanding principal balance of the Revolving Loans over the Credit Limit or the Borrowing Base.

(b)           Payment in Full on Termination. On termination of this Agreement or upon acceleration of the Obligations, Borrower shall pay to Bank the entire outstanding principal balance of all Revolving Loans and shall deliver to Bank cash collateral in an amount equal to the aggregate of (A) amounts then undrawn on all outstanding Letters of Credit issued pursuant to this Agreement for the account of the Borrower, and (B) the amount of all outstanding acceptances issued pursuant to this Agreement.

Section 2.08.  It is the intention of the parties hereto to comply strictly with applicable usury laws, if any; accordingly, notwithstanding any provisions to the contrary in this Agreement or any other documents or instruments executed in connection herewith, in no event shall this Agreement or such documents or instruments require or permit the payment, taking, reserving, receiving, collecting or charging of any sums constituting interest under applicable laws which exceed the maximum amount permitted by such laws.  If any such excess interest is called for, contracted for, charged, paid, taken, reserved, collected or received in connection with the Obligations or in any communication by Bank or any other Person to the Borrower or any other Person, or in the event all or part of the principal of the Obligations or interest thereon shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, collected, reserved, or received on the amount of principal actually outstanding from time to time under this Agreement shall exceed the maximum amount of interest permitted by applicable usury laws, if any, then in any such event it is agreed as follows: (a) the provisions of this paragraph shall govern and control, (b) neither the Borrower nor any other Person now or hereafter liable for the payment of the Obligations shall be obligated to pay the amount of such interest to the extent such interest is in excess of the maximum amount of interest permitted by applicable usury laws, if any, (c) any such excess which is or has been received notwithstanding this paragraph shall be credited against the then unpaid principal balance hereof or, if the Obligations have been or would be paid in full by such credit, refunded to the Borrower, and (d) the provisions of this Agreement and the other documents or instruments executed in connection herewith, and any communication to the Borrower, shall immediately be deemed reformed and such excess interest reduced, without the necessity of executing any other document, to the maximum lawful rate allowed under applicable laws as now or hereafter construed by courts having jurisdiction hereof or thereof.  Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, collected, reserved, or received in connection herewith which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of the Obligations, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, collected, reserved or received.  The terms of this paragraph shall be deemed to be incorporated in every loan document and communication relating to the Obligations.

Section 2.09.  In order to facilitate the requesting and making of advances hereunder and the delivery of certain certificates, Evans Rule, Level Industries, Tru-Stone and Kinemetric do hereby appoint Starrett as their authorized agent to request, receive and distribute all Revolving Loans made hereunder, to communicate with the Bank with respect to the Revolving Loans, and to execute and furnish the Bank with all Margin, Covenant Compliance and Borrowing Base certificates, and Starrett hereby accepts such appointment.

Section 2.10.  In addition to all other sums payable hereunder, the Borrower shall pay the Bank a fee equal to one-quarter of one (0.25%) percent of the difference between: (i) the Credit Limit, and (ii) the average amount of the principal balance of all Revolving Loans outstanding hereunder for each quarterly period this Agreement is in effect (the "Unused Fee").  Such Unused Fee shall be payable quarterly in arrears.  On any date which an Unused Fee is due hereunder, the Bank may charge the Borrower's demand deposit account(s) with the amount thereof.  The failure of the Bank to charge such account shall not relieve the Borrower of its obligations to pay the Unused Fee.

3.	BANK’S REPORTS.

After the end of each month, Bank will render to Borrower a statement of Borrower’s Revolving Loan account with Bank hereunder, showing all applicable credits and debits.  Each statement shall be considered correct and to have been accepted by Borrower and shall be conclusively binding upon Borrower in respect of all charges, debits and credits of whatsoever nature contained therein under or pursuant to this Agreement, and the closing balance shown therein, unless Borrower notifies Bank in writing of any discrepancy within twenty (20) days from the mailing by Bank to Borrower of any such monthly statement.

4.	CAPITAL ADEQUACY.

If after the date hereof, Bank determines that (a) the adoption of any applicable law, rule, or regulation regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (b) any change in the interpretation or administration of any such law, rule or regulation by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by Bank or its holding company with any request or directive of any such governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on Bank’s capital to a level below that which Bank could have achieved (taking into consideration Bank’s and its holding company’s policies with respect to capital adequacy immediately before such adoption, change, or compliance and assuming that Bank’s capital was fully utilized prior to such adoption, change, or compliance) but for such adoption, change, or compliance as a consequence of Bank’s commitment to make advances pursuant hereto by any amount deemed by Bank to be material:

(a)           Bank shall promptly, after Bank’s determination of such occurrence, give notice thereof to Borrower; and

(b)          Borrower shall pay to Bank as an additional fee from time to time, on demand, such amount as Bank certified to be the amount that will compensate Bank for such reduction.

A certificate of Bank claiming entitlement to compensation as set forth above will be conclusive in the absence of manifest error.  Such certificate will set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to Bank and the method by which such amounts were determined.  In determining such amount, Bank may use any reasonable averaging and attribution method.

5.	SECURITY INTEREST.

Borrower, for valuable consideration, receipt whereof is hereby acknowledged, hereby grants to Bank a continuing security interest in and to, and assigns to Bank, the following property of the Borrower, wherever located and whether now owned or hereafter acquired:

(a)           All Inventory, including all goods, merchandise, raw materials, goods and work in process, finished goods, and other tangible personal property now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Borrower’s business;

(b)           All Accounts, contracts, contract rights, notes, bills, drafts, acceptances, General Intangibles (including without limitation registered and unregistered tradenames, copyrights, customer lists, goodwill, computer programs, computer records, computer software, computer data, trade secrets, trademarks, patents, ledger sheets, files, records, data processing records relating to any Accounts and all tax refunds of every kind and nature to which Borrower is now or hereafter may become entitled to, no matter how arising), Instruments, Documents, Chattel Paper (whether tangible or electronic), Deposit Accounts, Letter or Credit Rights (whether or not the Letter of Credit is evidenced by a writing), securities, Security Entitlements, Security Accounts, Investment Property, Supporting Obligations, choses in action, Commercial Tort Claims and all other debts, obligations and liabilities in whatever form, owing to Borrower from any Person, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Borrower, for goods sold by it or for services rendered by it, or however otherwise same may have been established or created, all guarantees and securities therefor, all right, title and interest of Borrower in the merchandise or services which gave rise thereto, including the rights of reclamation and stoppage in transit, all rights to replevy goods, and all rights of an unpaid seller of merchandise or services (all  hereinafter called the “Receivables”);

(c)           All machinery, Equipment, Fixtures and other Goods whether now owned or hereafter acquired by the Borrower and wherever located, all replacements and substitutions therefor or accessions thereto and all proceeds thereof (all hereinafter, collectively, called the “Equipment”); and

(d)           All proceeds and products of all of the foregoing in any form, including, without limitation, all proceeds of credit, fire or other insurance, and also including, without limitation, rents and profits resulting from the temporary use of any of the foregoing (which, with Inventory, Receivables and Equipment are all hereinafter called “Collateral”).

(e)           Notwithstanding anything contained herein to the contrary, Bank shall not perfect its security interest in the Collateral except as provided herein.  Upon the execution of this Agreement, however, the Bank shall hold a Uniform Commercial Code Financing Statement for each Borrower naming such Borrower as a debtor and the Bank as a secured party (together, the "Financing Statements") and a Patent Security Agreement in escrow.  Upon the occurrence of an Event of Default(s) hereunder based upon the Borrower's failure to adhere to any of the financial covenants contained and calculated in accordance with Section 13 hereof in any two (2) consecutive quarters (a “Security Trigger Event”), the Bank may file the Financing Statements in such jurisdictions deemed necessary by the Bank to perfect the Bank's security interest and the Bank may file the Patent Security Agreement with the United States Patent and Trademark Office ("USPTO") in the Collateral without any additional consent or authorization from the Borrower.  For purposes of clarification the Bank's right to perfect its security interest in the Collateral is not predicated upon the occurrence of an Event of Default in the same financial covenant for two (2) consecutive quarters.  The Bank's filing of the Financing Statements and the Patent Security Agreement shall in no event be deemed a waiver of any rights or remedies that the Bank has or may have against the Borrower at such time resulting from the occurrence of such Event(s) of Default and the Bank hereby reserves and preserves all of its rights and remedies against the Borrower under this Agreement, any related documents executed in connection with this Agreement and under applicable law.  In the event that the Bank has filed Financing Statements, the Bank shall promptly file termination statements with respect to the filed Financing Statements and a release of the Patent Security Agreement upon the Borrower's achieving a Debt Service Coverage Ratio in excess of 2.0:1.0 and a ratio of Total Debt divided by Tangible Net Worth on a consolidated basis is less than 1.0:1.0 as evidenced by the financial statements furnished to the Bank in accordance with Section 11 hereof and provided no Event of Default has occurred and is continuing at that time. For purposes of this covenant, Debt Service Coverage Ratio means Adjusted EBITDA measured at quarter end based on the previous 12 months financial performance divided by Fixed Charges measured at the same quarter end.  The Bank, however, may refile such Financing Statements and refile the Patent Security Agreement upon the occurrence of an Event(s) of Default based solely upon the financial covenants contained in Section 13 herein for two (2) consecutive fiscal quarters thereafter without any additional consent or authorization from the Borrower.  Thereafter, the Bank will refile such Financing Statements and/or Termination Statements all in accordance with this Section 5(e).

(f)           Notwithstanding anything contained herein to the contrary, the Borrower shall furnish the Bank with Landlord's Consents and Waiver of Lien for each leased location of the Borrower and a Warehousemen's Letter for each location of the Borrower that any Inventory is stored upon the occurrence of an Event of Default hereunder based solely upon the breach of a financial covenant contained in Section 13 herein for any fiscal quarter of the Borrower.  Such Landlord's Consents and Waiver of Lien and Warehousemen's Letters shall be delivered to the Bank in form and substance satisfactory to the Bank in its sole discretion within thirty (30) days of the earlier to occur of the Borrower's knowledge of such Event of Default or the Borrower's receipt of written notice by the Bank of such Event of Default.  The Borrower's failure to use all reasonable efforts to comply with this Section 5(f) shall constitute an Event of Default hereunder.

6.	OBLIGATIONS SECURED.

The security interest granted hereby is to secure payment and performance of all Revolving Loans, debts, liabilities and obligations of Borrower to Bank hereunder and also any and all other debts, liabilities and obligations of Borrower to Bank of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, whether or not such obligations are related to the transactions described in this Agreement, by class, or kind, or whether or not contemplated by the parties at the time of the granting of this security interest, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and includes obligations to perform acts and refrain from taking action as well as obligations to pay money including, without limitation, all interest, fees, charges, expenses and overdrafts, and also including, without limitation, all obligations and liabilities which Bank may incur or become liable for, on account of, or as a result of, any transactions between Bank and Borrower including any which may arise out of any Letter of Credit, acceptance or similar instrument or obligation issued for the account of Borrower and also including obligations arising out of any foreign exchange contracts, interest rate swap, cap, floor or hedging agreements and all obligations of Borrower to Bank arising out of or in connection with any Automated Clearing House (“ACH”) agreements relating to the processing of ACH transactions, together with the fees, expenses, charges and other amounts owing or chargeable to Borrower under the ACH agreements (all hereinafter called “Obligations”).

7.	BORROWER’S PLACES OF BUSINESS, INVENTORY LOCATIONS AND RETURNS POLICY.

Section 7.01.  Borrower warrants that Borrower has no places of business other than that shown at the end of this Agreement, unless other places of business are listed on Schedule “A”, annexed hereto, in which event Borrower represents that it has additional places of business at those locations set forth on Schedule “A”.

Section 7.02.  Borrower’s principal executive office and the office where Borrower keeps its records concerning its accounts, contract rights and other property, is that shown at the end of this Agreement.  All Inventory presently owned by Borrower is stored at the locations (in excess of $50,000.00 per location) set forth on Schedule “A”.

Section 7.03.  Borrower will promptly notify Bank in writing of any change in the location of any principal place of business or the location of any Inventory (in excess of $50,000.00) or the establishment of any new place of business or location of Inventory (in excess of $50,000.00) or office where its records are kept which would be shown in this Agreement if it were executed after such change.

Section 7.04.  Borrower represents and warrants that it has described its returns policy in writing to Bank and that it does now, and will continue to, apply such policy consistently in the conduct of its business and agrees that it shall notify Bank in writing before changing its policy or the application thereof.

8.	BORROWER’S ADDITIONAL REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants that:

Section 8.01.  Starrett and Level Industries are duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts as a corporation.  Tru-Stone and Kinemetric are duly organized, validly existing and in good standing under the laws of the State of Delaware as a corporation.  Evans Rule is duly organized, validly existing and in good standing under the laws of the State of New Jersey as a corporation.  Each Borrower shall hereafter remain in good standing in that state, and is duly qualified and in good standing in every other state in which it is required to be qualified, and shall hereafter remain duly qualified and in good standing in every other state in which the failure to qualify or become licensed could have a material adverse effect on the financial condition, business or operations of the Borrower.

Section 8.02.  Borrower’s exact legal name is as set forth in this Agreement and Borrower will not undertake or commit to undertake any act which will result in a change of Borrower’s legal name, without giving Bank at least thirty (30) days’ prior written notice of the same.

Section 8.03.  The execution, delivery and performance of this Agreement, and any other document executed in connection herewith, are within the Borrower’s powers, have been duly authorized, are not in contravention of law or the terms of the Borrower’s Organizational Documents, or of any indenture, agreement or undertaking to which the Borrower is a party or by which it or any of its properties may be bound.

Section 8.04.  All Organization Documents and all amendments thereto of Borrower have been duly filed and are in proper order.  All ownership interest of Borrower outstanding was and is properly issued and all books and records of Borrower, including but not limited to its minute books, Organization Documents and books of account, are accurate and up to date and will be so maintained.

Section 8.05. The balance sheet of the Borrower as at June 28, 2008, and the related statements of income and retained earnings of the Borrower for the fiscal year then ended, and the accompanying footnotes, together with the opinion thereon, dated September 11, 2008, of the independent certified public accountants of the Borrower, and the interim balance sheet of the Borrower as at March 29, 2009, and the related statement of income and retained earnings for the nine (9) month period then ended, copies of which have been furnished to the Bank, are complete and correct and fairly present the financial condition of the Borrower as at such dates and the results of the operations of the Borrower for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year-end adjustments in the case of the interim financial statements), and since March 29, 2009, there has been no material adverse change in the condition (financial or otherwise), business, or operations of the Borrower.  There are no liabilities of the Borrower, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since March 29, 2009.  No information, exhibit, or report furnished by the Borrower to the Bank in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

Section 8.06.  Borrower owns all of the assets reflected in the most recent of Borrower’s financial statements provided to Bank, except assets sold or otherwise disposed of in the ordinary course of business since the date thereof, and such assets together with any assets acquired since such date, including without limitation the Collateral, are free and clear of any Lien, except (a) the security interests and other encumbrances (if any) listed on Schedule “B” annexed hereto, (b) those leases set forth on Schedule “C” annexed hereto, (c) those liens permitted pursuant to Section 13.05 of this Agreement, (d) liens and security interests in favor of Bank, or (e) Permitted Liens.

Section 8.07.  Borrower has made or filed all tax returns, reports and declarations relating to any material tax liability required by any jurisdiction to which it is subject (any tax liability which may result in a lien on any Collateral being hereby deemed material); has paid all taxes shown or determined to be due thereon except those being contested in good faith and which Borrower has, prior to the date of such contest, identified in writing to Bank as being contested; and has made adequate provision for the payment of all taxes so contested, so that no lien will encumber any Collateral, and in respect of subsequent periods.

Section 8.08.  Borrower (a) is not subject to any restrictions in its Organization Documents or other legal restriction, or any judgment, award, decree, order, governmental rule or regulation or contractual restriction which could have a material adverse effect on its financial condition, business or prospects, and (b) is in compliance with its Organization Documents, all contractual requirements by which it or any of its properties may be bound and all applicable laws, rules and regulations (including without limitation those relating to environmental protection) other than laws, rules or regulations the validity or applicability of which it is contesting in good faith or provisions of any of the foregoing the failure to comply with which cannot reasonably be expected to materially adversely affect its financial condition, business or prospects or the value of any Collateral.

Section 8.09.  There is no action, suit, proceeding or investigation pending or, to Borrower’s knowledge, threatened against or affecting it or any of its assets before or by any court or other governmental authority which, if determined adversely to it, would have a material adverse effect on its financial condition, business or prospects or the value of any Collateral.

Section 8.10.  Borrower is in compliance with ERISA; no Reportable Event has occurred and is continuing with respect to any Plan; and it has no unfunded vested liability under any Plan.

Section 8.11.  Neither Borrower nor, to the knowledge of Borrower, any of its Owners or Affiliates, is in violation of any laws relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

Section 8.12.  Neither Borrower nor, to the knowledge of Borrower, any of its Owners or Affiliates or other agent of Borrower acting or benefitting in any capacity in connection with the transactions contemplated hereunder, is any of the following: (a) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (c) a Person with which Bank is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or (e) a Person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list.

Section 8.13.  Neither Borrower nor, to the knowledge of Borrower, any agent of any of its Owners or Affiliates acting in any capacity in connection with the transactions contemplated hereunder (a) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in Section 8.12 above, (b) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to the Executive Order, or (c) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

9.	SALES OF INVENTORY.

So long as Borrower is not in default hereunder, Borrower shall have the right, in the regular course of business, to process and sell Borrower’s Inventory.  A sale in the ordinary course of business shall not include a transfer in total or partial satisfaction of a debt.

10.	FINANCING STATEMENTS.

Borrower hereby irrevocably authorizes Bank at any time and from time to time after the occurrence of a Security Trigger Event to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto in accordance with the terms and conditions set forth in Section 5(e) hereof that (a) indicate the Collateral (i) as all assets of Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted Collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Borrower agrees to furnish any such information to Bank promptly upon request.  Borrower also ratifies its authorization for Bank to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

11.	BORROWER’S REPORTS.

Section 11.01.  Within twenty (20) calendar days after the end of each month, Borrower shall submit to Bank an aging report in form satisfactory to Bank showing the amounts owing on all domestically-located Accounts according to Borrower’s records as of the close of such month or such shorter period as may be required by Bank from time to time, together with such other information as Bank may require, all on a consolidating and consolidated basis.  If Borrower’s monthly aging reports are prepared by an accounting service or other agent, Borrower hereby authorizes such service or agent to deliver such aging reports and any other related documents to Bank.

Section 11.02. Within twenty (20) calendar days after the end of each month, Borrower shall furnish to Bank a certificate describing all of Borrower’s domestically-located Inventory by value based on the lower of cost or market value, listing all Inventory by nature, quantity and location, together with such other information as Bank may require, all on a consolidating and consolidated basis.

Section 11.03. Borrower shall deliver to Bank all documents, as frequently as indicated below, or at such other times as Bank may request, and all other documents and information requested by Bank:

	DOCUMENT	FREQUENCY DUE
(a)	A Borrowing Base Certificate, including cash receipts, credit memos, sales, debit memos, the unpaid loan balance, new borrowing requests and the adjusted loan balance	Monthly, within twenty (20) calendar days after the end of each month
(b)	Notice of noncompliance with the provisions of this Agreement	Immediately upon learning of such noncompliance, or if any representation or warranty contained herein is no longer true or accurate
(c)	Compliance Certificate in the form annexed hereto as Exhibit 3	As soon as available and in any event within forty-five (45) days after the close of each quarterly period of Borrower’s fiscal year

Section 11.04.  Borrower will furnish Bank as soon as available, and in any event within forty-five (45) days after the close of each quarterly period of its fiscal year, a balance sheet as of the end of such period, and a statement of income and retained earnings for the period commencing at the end of the previous fiscal year and ending with the end of such period, and a statement of cash flows of Starrett and its consolidated subsidiaries for the portion of the fiscal year ended with the last day of such period, including the Securities and Exchange Commission Form 10-Q, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, and all prepared in accordance with GAAP, certified by the chief financial officer of the Borrower (subject to year end adjustment), said financials shall be on a consolidating and consolidated basis.

Section 11.05. Borrower will furnish Bank, annually, as soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year of Starrett and its consolidated subsidiaries, audited financial statements including a balance sheet as of the end of such fiscal year, and a statement of income and retained earnings for such fiscal year, and a statement of cash flows for such fiscal year, including the Securities and Exchange Commission Form 10-K, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, and all prepared in accordance with GAAP, all on a consolidating and consolidated basis and accompanied by an unqualified opinion prepared by independent public accountants selected by the Borrower and acceptable to Bank.

Section 11.06.  Borrower will promptly, upon receipt thereof, deliver to Bank, copies of any reports submitted to the Borrower by Borrower’s independent public accountants in connection with the examination of the financial statements of Starrett and its consolidated subsidiaries made by such accountants (the so-called “Management Letter”).

Section 11.07.  Borrower will furnish Bank as soon as possible, and in any event within sixty (60) days after close of each fiscal year, a management-prepared budget for the next twelve (12) months of Starrett and its consolidated subsidiaries in form and content satisfactory to the Bank on a consolidating and consolidated basis (the "Projections").

Section 11.08.  In addition to the foregoing, the Borrower promptly shall provide Bank with such other and additional information concerning the Borrower, the Collateral, the operation of the Borrower’s business, and the Borrower’s financial condition, including financial reports and statements, as Bank may from time to time reasonably request from the Borrower.  All financial information provided Bank by the Borrower shall be prepared in accordance with GAAP or generally accepted auditing principles (as applicable) applied consistently in the preparation thereof and with prior periods to fairly reflect the financial conditions of Starrett and its consolidated subsidiaries at the close of, and its results of operations for, the periods in question.

12.	GENERAL AGREEMENTS OF BORROWER.

Section 12.01.  Borrower agrees to keep all the Collateral insured with coverage and in amounts not less than that usually carried by one engaged in a like business (including business interruption insurance) with loss payable to Bank and Borrower, as their interests may appear, hereby appointing Bank as attorney for Borrower in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts.  As further assurance for the payment and performance of the Obligations, Borrower hereby assigns to Bank all sums, including returns of unearned premiums, which may become payable under any policy of insurance on the Collateral and Borrower hereby directs each insurance company issuing any such policy to make payment of such sums directly to Bank.

Section 12.02.  Bank or its agents have the right to inspect the Collateral and all records pertaining thereto at reasonable intervals to be determined by Bank and without hindrance or delay.

Section 12.03.  Although, as above set forth, Bank has a continuing security interest in all of Borrower’s Collateral and in the proceeds thereof, Borrower will at all times maintain as the minimum security hereunder a Borrowing Base not less than the aggregate unpaid principal of all Revolving Loans made hereunder including the aggregate amount undrawn on all Letters of Credit issued hereunder and if  Borrower fails to do so, Borrower will immediately make the necessary reduction in the unpaid principal amount of said Revolving Loans so that the sum of the Revolving Loans outstanding hereunder plus the amount undrawn on Letters of Credit outstanding hereunder does not in the aggregate exceed the Borrowing Base.

Section 12.04.  Borrower will at all times keep accurate and complete records of Borrower’s Inventory, Accounts and other Collateral, and Bank, or any of its agents, shall have the right to call at Borrower’s place or places of business at intervals to be determined by Bank, and without hindrance or delay, to inspect, audit, check, and make extracts from any copies of the books, records, journals, orders, receipts, correspondence which relate to Borrower’s Accounts, and other Collateral or other transactions, between the parties thereto and the general financial condition of Borrower and Bank may remove any of such records temporarily for the purpose of having copies made thereof.  Borrower shall pay to Bank all reasonable audit fees, plus all travel and other expenses incurred in connection with any such audit.

Section 12.05.  Borrower will maintain a standard and modern system of accounting which enables Borrower to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time may be requested by Bank.

Section 12.06.  Starrett and its subsidiaries will maintain its corporate existence in good standing and comply with all laws and regulations of the United States or of any state or states thereof or of any political subdivision thereof, or of any governmental authority which may be applicable to it or to its business except where the failure to comply with which cannot reasonably be expected to materially adversely effect its financial condition, business or prospects or the value of any Collateral.

Section 12.07.  Starrett and its subsidiaries will pay all real and personal property taxes, assessments and charges and all franchises, income, unemployment, old age benefits, withholding, sales and other taxes assessed against it, or payable by it at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to its property.

Section 12.08.  Bank may in the name of others communicate with account debtors in order to verify with them to Bank’s satisfaction the existence, amount and terms of any Accounts, and upon the occurrence of an Event of Default the Bank may in its own name communicate with account debtors in order to verify with them to Bank’s satisfaction the existence, amount and terms of any Accounts.

Section 12.09.  This Agreement may but need not be supplemented by separate assignments of Accounts and if such assignments are given the rights and security interests given thereby shall be in addition to and not in limitation of the rights and security interests given by this Agreement.

Section 12.10.  If any of Borrower’s Accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof when Bank has perfected its security interest in the Collateral, Borrower will immediately notify Bank thereof in writing and execute any instruments and take any steps required by Bank in order that all monies due and to become due under such contracts shall be assigned to Bank and notice thereof given to the Government under the Federal Assignment of Claims Act.

Section 12.11.  If any of Borrower’s Accounts should be evidenced by promissory notes, trade acceptances, or other instruments for the payment of money when Bank has perfected its security interest in the Collateral, Borrower will immediately deliver same to Bank, appropriately endorsed to Bank’s order and, regardless of the form of such endorsement, Borrower hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

Section 12.12.  If any material goods are at any time in the possession of a bailee when Bank has perfected its security interest in the Collateral, Borrower shall promptly notify Bank thereof and, if requested by Bank, shall, after the occurrence of a Security Trigger Event, promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to Bank, that the bailee holds such Collateral for the benefit of Bank and shall act upon the instructions of Bank, without the further consent of Borrower.

Section 12.13. If Borrower is at any time a beneficiary under a letter of credit now or hereafter issued in favor of Borrower, Borrower shall promptly notify Bank thereof and, at the request and option of Bank, after the occurrence of a Security Trigger Event, Borrower shall, pursuant to an agreement in form and substance satisfactory to Bank, either (a) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Bank of the proceeds of any drawing under the letter of credit, or (b) arrange for Bank to become the transferee beneficiary of the letter of credit, with Bank agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied  in the same manner as any other payment on an Account.

Section 12.14. If Borrower shall at any time hold or acquire a commercial tort claim when Bank has perfected its security interest in the Collateral, Borrower shall immediately notify Bank in a writing signed by Borrower of the brief details thereof and grant to Bank in such writing a security interest therein, and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Bank.

Section 12.15.  Borrower will promptly pay when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement, or upon any note or notes evidencing the Obligations, and will, at the request of Bank, promptly furnish Bank the receipted bills therefor.  At its option, Bank may at any time following the occurrence and continuance of an Event of Default hereunder, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral.  Borrower agrees to reimburse Bank on demand for any payments made, or any expenses incurred by Bank pursuant to the foregoing authorization, and upon failure of the Borrower so to reimburse Bank, any such sums paid or advanced by Bank shall be deemed secured by the Collateral and constitute part of the Obligations.

Section 12.16.  Borrower will immediately notify Bank upon receipt of notification of any potential or known release or threat of release of Hazardous Substance from any site operated by Starrett and its subsidiaries  of the incurrence of any expense or loss in connection therewith or with the Borrower’s obtaining knowledge of any investigation, action or the incurrence of any expense or loss by any governmental authority in connection with the assessment, containment or removal of any Hazardous Substance for which expense or loss the Borrower may be liable.

Section 12.17.  Except for Bank’s gross negligence or willful misconduct, Borrower will indemnify and save Bank harmless from all loss, costs, damage, liability or expenses (including, without limitation, court costs and reasonable attorneys’ fees) that Bank may sustain or incur by reason of defending or protecting this security interest or the priority thereof or enforcing the Obligations, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or in connection with this Agreement and/or any other documents now or hereafter executed in connection with this Agreement and/or the Obligations and/or the Collateral.  This indemnity shall survive the repayment of the Obligations and the termination of Bank’s agreement to make Revolving Loans available to Borrower and the termination of this Agreement.

Section 12.18.  At the option of Bank, Borrower will furnish to Bank, from time to time, within five (5) days after the accrual in accordance with applicable law of Starrett and its subsidiaries’ obligation to make deposits for F.I.C.A. and withholding taxes and/or sales taxes, proof satisfactory to Bank that such deposits have been made as required.

Section 12.19.  Should Borrower fail to make any of such deposits or furnish such proof then Bank may, in its sole and absolute discretion, (a) make any of such deposits or any part thereof, (b) pay such taxes, or any part thereof, or (c) set up such reserves as Bank, in its judgment, shall deem necessary to satisfy the liability for such taxes.  Each amount so deposited or paid shall constitute an advance under the terms hereof, repayable on demand with interest, as provided herein, and secured by all Collateral and any other property at any time pledged by Borrower with Bank.  Nothing herein shall be deemed to obligate Bank to make any such deposit or payment or set up such reserve and the making of one or more of such deposits or payments or the setting up of such reserve shall not constitute (a) an agreement on Bank’s part to take any further or similar action, or (b) a waiver of any default by Borrower under the terms hereof.

Section 12.20.  All advances by Bank to Borrower under this Agreement and under any other agreement constitute one general revolving fluctuating loan, and all indebtedness of Borrower to Bank under this and under any other agreement constitute one general Obligation.  Each advance to Borrower hereunder or otherwise shall be made upon the security of all of the Collateral held and to be held by Bank.  It is distinctly understood and agreed that all of the rights of Bank contained in this Agreement shall likewise apply, insofar as applicable, to any modification of or supplement to this Agreement and to any other agreements between Bank and Borrower.  The entire Obligation of Borrower to Bank shall become due and payable when payments become due and payable hereunder upon termination of this Agreement.

Section 12.21.  After the occurrence of a Security Trigger Event, Borrower will, at its expense, upon request of Bank promptly and duly execute and deliver such documents and assurances and take such actions as may be necessary or desirable or as Bank may request in order to correct any defect, error or omission which may at any time be discovered or to more effectively carry out the intent and purpose of this Agreement and to establish, perfect and protect Bank’s security interest, rights and remedies created or intended to be created hereunder.  Without limiting the generality of the above, Borrower will, at all times when Bank has perfected its security interest in the Collateral, join with Bank in executing financing and continuation statements pursuant to the UCC or other notices appropriate under applicable Federal or state law in form satisfactory to Bank and filing the same in all public offices and jurisdictions wherever and whenever requested by Bank.

Section 12.22.  After the occurrence of a Security Trigger Event, Borrower shall perform any and all further steps requested by Bank to perfect Bank’s security interest in Inventory,

Section 12.23.  Reserved.

Section 12.24.  Bank shall be Borrower’s main bank of deposit.  For each other deposit account that Borrower at any time opens or maintains, Borrower shall, at Bank’s request and option, pursuant to an agreement in form and substance satisfactory to Bank, either (a) cause the depositary bank to agree to comply at any time with instructions from Bank to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of Borrower, or (b) arrange for Bank to become the customer of the depositary bank with respect to the deposit account, with Borrower being permitted, only with the consent of Bank, to exercise rights to withdraw funds from such deposit account.  Bank agrees with Borrower that Bank shall not give any such instructions or withhold any withdrawal rights from Borrower, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by this Agreement would occur.  The provisions of this paragraph shall not apply to (a) any deposit account for which Borrower, the depositary bank and Bank have entered into a cash collateral agreement specially negotiated among Borrower, the depositary bank and Bank for the specific purpose set forth therein, (b) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s salaried employees.  Borrower shall utilize Bank's cash management services and shall transfer such service from Bank of America, N.A. by September 30, 2009.

Section 12.25. Borrower hereby grants to Bank for a term to commence on the date of this Agreement and continuing thereafter until all debts and Obligations of any kind or character owing from Borrower to Bank are fully paid and discharged, the right to use all premises or places of business which Borrower presently has or may hereafter have and where any of the Collateral may be located, at a total rental for the entire period of $1.00.  Bank agrees not to exercise the rights granted in this paragraph unless and until Bank determines to exercise its rights against the Collateral. In connection with the Bank’s exercise of the Bank’s rights after the occurrence of an Event of Default, the Bank may enter upon, occupy and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Bank.  The Bank shall not be required to remove any of the Collateral from any such premises upon the Bank’s taking possession thereof, and may render any Collateral unusable to the Borrower.  In no event shall the Bank be liable to the Borrower beyond the rental specified above for use or occupancy by the Bank of any premises pursuant to this Agreement.

Section 12.26.  Borrower hereby grants to Bank for a term to commence on the date of this Agreement and continuing thereafter until all debts and Obligations of any kind or character owed to Bank are fully paid and discharged, a non−exclusive irrevocable royalty−free license in connection with Bank’s exercise of its rights hereunder, to use, apply or affix any trademark, trade name logo or the like and to use any patents, in which the Borrower now or hereafter has rights, which license may be used by Bank upon and after the occurrence of any one or more of the Events of Default, provided, however, that such use by Bank shall be suspended if such Events of Default are cured.  This license shall be in addition to, and not in lieu of, the inclusion of all of Borrower’s trademarks, servicemarks, tradenames, logos, goodwill, patents, franchises and licenses in the Collateral; in addition to the right to use said Collateral as provided in this paragraph, Bank shall have full right to exercise any and all of its other rights regarding Collateral with respect to such trademarks, servicemarks, tradenames, logos, goodwill, patents, franchises and licenses.

Section 12.27.  Any and all deposits (whether demand or time deposits) or other sums at any time credited by or due from Bank to Borrower shall at all times constitute additional security for the Obligations and may be set−off against any Obligations at any time following the occurrence of an Event of Default or an event which with notice or the lapse of time, or both, would constitute an Event of Default whether or not they are then due or other security held by Bank is considered by Bank to be adequate.  Any and all instruments, documents, policies and certificates of insurance, securities, goods, accounts, choses in action, general intangibles, chattel papers, cash, property and the proceeds thereof (whether or not the same are Collateral or proceeds thereof hereunder) owned by Borrower or in which Borrower has an interest, which now or hereafter are at any time in possession or control of Bank or in transit by mail or carrier to or from Bank or in the possession of any third party acting in Bank’s behalf, without regard to whether Bank received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Bank had conditionally released the same, shall constitute additional security for the Obligations and may be applied at any time following the occurrence of an Event of Default or an event which with notice or the lapse of time, or both, would constitute an Event of Default, to any Obligations which are then owing, whether due or not due.  Bank shall be entitled to presume, in the absence of clear and specific written notice to the contrary hereinafter provided by Borrower to Bank, that any and all deposits maintained by Borrower with Bank are general accounts as to which no Person other than Borrower has any legal or equitable interest whatsoever.

Section 12.28.  Borrower shall pay to Bank on demand any and all reasonable counsel fees and other expenses incurred by Bank in connection with the preparation, interpretation, enforcement, administration or amendment of this Agreement, or of any documents relating thereto, and any and all expenses, including, but not limited to, a collection charge on all Accounts collected, all attorneys’ fees and expenses, and all other expenses of like or unlike nature which may be expended by Bank to obtain or enforce payment of any Account either as against the account debtor, Borrower, or any guarantor or surety of Borrower or in the prosecution or defense of any action or concerning any matter growing out of or connected with the subject matter of this Agreement, the Obligations or the Collateral or any of Bank’s rights or interests therein or thereto, including, without limiting the generality of the foregoing, any counsel fees or expenses incurred in any bankruptcy or insolvency proceedings and all costs and expenses incurred or paid by Bank in connection with the administration, supervision, protection or realization on any security held by Bank for the debt secured hereby, whether such security was granted by Borrower or by any other Person primarily or secondarily liable (with or without recourse) with respect to such debt, and all costs and expenses incurred by Bank in connection with the defense, settlement or satisfaction of any action, claim or demand asserted against Bank in connection with the debt secured hereby, all of which amounts shall be considered advances to protect Bank’s security, and shall be secured hereby.  At its option, and without limiting any other rights or remedies, Bank may at any time pay or discharge any taxes, liens, security interests or other encumbrances at any time levied against or placed on any of the Collateral, and may procure and pay any premiums on any insurance required to be carried by Borrower, and provide for the maintenance and preservation of any of the Collateral, and otherwise take any action reasonably deemed necessary to Bank to protect its security, and all amounts expended by Bank in connection with any of the foregoing matters, including reasonable attorneys’ fees, shall be considered obligations of Borrower and shall be secured hereby.

Section 12.29.  Borrower does hereby make, constitute and appoint any officer or agent of Bank as Borrower’s true and lawful attorney−in−fact, with power to endorse the name of Borrower or any of Borrower’s officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into possession of Bank in full or part payment of any amounts owing to Bank; to sign and endorse the name of Borrower or any of Borrower’s officers or agents upon any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts, and any instrument or documents relating thereto or to Borrower’s rights therein; to give written notice to such office and officials of the United States Post Office to effect such change or changes of address so that all mail addressed to Borrower may be delivered directly to Bank; granting upon Borrower’s said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as Borrower might or could do, and hereby ratifying all that said attorney shall lawfully do or cause to be done by virtue hereof.  Neither Bank nor the attorney shall be liable for any acts or omissions nor for any error of judgment or mistake, except for their gross negligence or willful misconduct.  This power of attorney shall be irrevocable for the term of this Agreement and all transactions hereunder and thereafter as long as Borrower may be indebted to Bank.

Section 12.30.  Borrower covenants and agrees that during the term of this Agreement, neither Borrower nor any of its Owners or Affiliates shall, directly or indirectly, by operation of law or otherwise, knowingly cause or permit (a) any of the funds or properties of Borrower or any of its Owners or Affiliates that are used to repay the Revolving Loans to constitute property of, or be beneficially owned directly or indirectly by, any Person subject to sanctions or trade restrictions under United States law (“Embargoed Person” or “Embargoed Persons”) that is identified on (i) the “List of Specially Designated Nationals and Blocked Persons” (the “SDN List”) maintained by OFAC and/or on any other similar list (“Other List”) maintained by OFAC pursuant to any authorizing statutes including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or regulation promulgated thereunder, with the result that the investment in Borrower (whether directly or indirectly) is prohibited by law, or the Revolving Loans made by Bank would be in violation of law, or (ii) the Executive Order, any related enabling legislation or any other similar Executive Orders, or (b) any Embargoed Person to have any direct or indirect interest, or any nature whatsoever in Borrower or any of its Owners or Affiliates, with the result that the investment in Borrower (whether directly or indirectly) is prohibited by law or any of the transactions contemplated hereunder is in violation of law.

13.	BORROWER’S NEGATIVE COVENANTS. Borrower will not at any time:

Section 13.01.  Permit, for the twelve-month period ending on the last day of any fiscal quarter of the Borrower commencing with the twelve (12) month period ending on June 30, 2011, its Debt Service Coverage Ratio to be less than 1.25 to 1, such covenant shall be measured on a consolidated basis;

Section 13.02.  Permit the Tangible Net Worth of Starrett and its consolidated subsidiaries to be less than $140,000.00 as at June 30, 2009, which amount shall increase by fifty (50%) percent of Starrett and its consolidated subsidiaries’ net income as at the last day of each fiscal quarter thereafter, and which amount shall not be reduced by losses in any fiscal quarter, such covenant shall be measured on a consolidated basis;

Section 13.03.  Permit EBITDA to be less than $3,500,000.00 for the twelve (12) month period ending on June 30, 2009 and for the twelve (12) month period ending on the last day of each fiscal quarter thereafter through and including March 31, 2011, such covenant shall be measured on a consolidated basis;

Section 13.04.  During any fiscal year of Starrett and its consolidated subsidiaries, make, directly or indirectly, capital expenditures in an aggregate amount greater than $10,000,000.00, such covenant shall be measured on a consolidated basis;

Section 13.05.  Issue evidence of Debt or suffer to exist Debt in addition to the Obligations, except (a) Debt for money borrowed which in the aggregate does not exceed the sum of Two Million Five Hundred Thousand ($2,500,000.00) Dollars, or (b) Debt or liabilities of Borrower other than for money borrowed, incurred or arising in the ordinary course of business;

Section 13.06.  Use such proceeds of the Revolving Loans made hereunder in excess of $5,000,000.00 in the aggregate for acquisitions;

Section 13.07.  Sell, assign, exchange or otherwise dispose of any of the Collateral, other than Inventory consisting of (a) scrap, waste, defective goods and the like; (b) obsolete goods; (c) finished goods sold in the ordinary course of business or any interest therein to any individual, partnership, trust or other corporation; and (d) Equipment which is no longer required or deemed necessary for the conduct of Borrower’s business, so long as Borrower receives therefor a sum substantially equal to such Equipment’s fair value;

Section 13.08.  Create, permit to be created or suffer to exist any Lien upon any of the Collateral or any other property of Borrower, now owned or hereafter acquired, except: (a) landlords’, carriers’, warehousemen’s, mechanics’ and other similar liens arising by operation of law in the ordinary course of Borrower’s business; (b) arising out of pledge or deposits under worker’s compensation, unemployment insurance, old age pension, social security, retirement benefits or other similar legislation; (c) purchase money Liens arising in the ordinary course of business (so long as the Debt secured thereby does not exceed the lesser of the cost or fair market value of the property subject thereto, and such Lien extends to no other property); (d) Liens for unpaid taxes that are either (i) not yet due and payable, or (ii) the subject of Permitted Protests; (e) Liens which are the subject of Permitted Protests; (f) those Liens and encumbrances set forth on Schedule “B” or Schedule “C” annexed hereto; and (g) in favor of Bank (hereinafter, collectively, “Permitted Liens”);

Section 13.09. Pay or make any distribution on account of any class of Borrower’s ownership interest in cash or in property (other than additional ownership interest), or redeem, purchase or otherwise acquire, directly or indirectly, any of the ownership interests at any time after the occurrence and during the continuance of an Event of Default hereunder on account of the Debt Service Coverage Ratio as defined and calculated in accordance with Section 13.01 hereof both prior to and after giving effect to such distribution;

Section 13.10.  Make any loans or advances to any Person, including without limitation Borrower’s directors, officers and employees, except advances to officers or employees with respect to expenses incurred by them in the ordinary course of their duties which are properly reimbursable by Borrower and intercompany loans between each Borrower;

Section 13.11.  Assume, guaranty, endorse or otherwise become directly or contingently liable in respect of (including without limitation by way of agreement, contingent or otherwise, to purchase, provide funds to or otherwise invest in a debtor or otherwise to assure a creditor against loss), any indebtedness (except as set forth on Exhibit 13.11 and guarantees by endorsement of instruments for deposit or collection in the ordinary course of business and guarantees in favor of Bank) of any individual, partnership, trust or other corporation;

Section 13.12.  (a) Use any Revolving Loan proceeds to purchase or carry any “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or (b) invest in or purchase any stock or securities of any individual, partnership, trust or other corporation except (x) readily marketable direct obligations of, or obligations guaranteed by, the United States of America or any agency thereof or (y) time deposits with or certificates of deposit issued by the Bank;

Section 13.13.  Enter into any lease or other transaction with any Owner, officer or Affiliate on terms any less favorable than those which might be obtained at the time from Persons who are not such a Owner, officer or Affiliate;

Section 13.14. Sell, transfer or otherwise dispose of any stock of any subsidiary of Borrower; or

Section 13.15. (a) Merge or consolidate with or into any Person, (b) enter into any joint venture or partnership with any Person; (c) convey, lease or sell all or any material portion of its property or assets or business to any other Person, except for the sale of Inventory in the ordinary course of its business; or (d) convey, lease or sell any of its assets to any Person for less than the fair market value thereof.

14.	DEFAULT.

Section 14.01.  Upon the occurrence of any one or more of the following events (herein, “Events of Default”), Bank may decline to make any or all further Revolving Loans hereunder or under any other agreements with Borrower, any and all Obligations of the Borrower to Bank shall become immediately due and payable, at the option of Bank and without notice or demand.  The occurrence of any such Event of Default shall also constitute, without notice or demand, a default under all other agreements between Bank and the Borrower and instruments and papers given Bank by the Borrower, whether such agreements, instruments, or papers now exist or hereafter arise, namely:

(a)           The failure by the Borrower to pay within five (5) business days after due any principal, interest, fees, costs, and expenses due pursuant to this Agreement.

(b)           The failure by the Borrower to pay within five (5) business days after due any other Obligations.

(c)           Default by the Borrower in the observance or performance of any of the covenants or agreements of the Borrower contained in Sections 13 and 15.08 of this Agreement.

(d)           The failure by the Borrower to promptly, punctually and faithfully perform, or observe any term, covenant or agreement on its part to be performed or observed pursuant to any of the provisions of this Agreement, other than those described in Sections 2.02, 2.07, 13, 12.25 or 15.08 or in any other agreement with Bank which is not remedied within the earlier of thirty (30) days after (i) notice thereof by Bank to Borrower, or (ii) the date Borrower was required to give notice to Bank pursuant to Section 11.03(b) hereof.

(e)           The determination by Bank that any representation or warranty heretofore, now or hereafter made by the Borrower to Bank, in any documents, instrument, agreement, or paper was not true or accurate when given in any material respect.

(f)           The occurrence of any event such that any material indebtedness of the Borrower from any lender other than Bank has been accelerated.

(g)           The occurrence of any event which would cause a lien creditor, as that term is defined in Section 9−301 of the Code, to take priority over advances made by Bank at such time as the Bank has a perfected security interest in the Collateral.

(h)           A filing against or relating to the Borrower of (i) a federal tax lien in favor of the United States of America or any political subdivision of the United States of America, or (ii) a state tax lien in favor of any state of the United States of America or any political subdivision of any such state.

(i)           Any act by, against, or relating to the Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee or other Person, pursuant to court action or otherwise, over all, or any part of the Borrower’s property.

(j)           The granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for the Borrower; the failure by the Borrower to generally pay the debts of the Borrower as they mature; adjudication of bankruptcy or insolvency relative to the Borrower; the entry of an order for relief or similar order with respect to the Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal Bankruptcy law; the filing of any complaint, application, or petition by or against the Borrower initiating any matter in which the Borrower is or may be granted any relief from the debts of the Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the calling or sufferance of a meeting of creditors of the Borrower; the meeting by the Borrower of a formal or informal creditor’s committee; the offering by or entering into by the Borrower of any composition, extension or any other arrangement seeking relief or extension for the debts of the Borrower, or the initiation of any other judicial or non−judicial proceeding or agreement by, against or including the Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors.

(k)           The entry of any uninsured judgment(s) against Borrower in excess of $1,000,000.00, which judgment(s) is not satisfied or appealed from (with execution or similar process stayed) within fifteen (15) days of its entry.

(l)           The entry of any court order which enjoins, restrains or in any way prevents the Borrower from conducting all or any part of its business affairs in the ordinary course of business.

(m)           The service of any process upon Bank seeking to attach by trustee process any funds of the Borrower on deposit with Bank.

(n)           The occurrence of any material uninsured loss, theft, damage or destruction to any material asset(s) of the Borrower.

(o)           Any act by or against, or relating to the Borrower or its assets pursuant to which any creditor of the Borrower seeks to reclaim or repossess or reclaims or repossesses all or a portion of the Borrower’s assets.

(p)           The termination of existence, dissolution, or liquidation of the Borrower, or the ceasing to carry on actively any substantial part of Borrower’s current business.

(q)           This Agreement shall, at any time during which Bank has perfected its security interest in the Collateral and for any reason, cease (i) to create a valid and perfected first priority security interest in and to the property purported to be subject to this Agreement; or (ii) to be in full force and effect or shall be declared null and void, or the validity or enforceability hereof shall be contested by the Borrower or any guarantor of the Borrower denies it has any further liability or obligation hereunder.

(r)           Any of the following events occur or exist with respect to the Borrower or any ERISA affiliate: (i) any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) involving any Plan; (ii) any “reportable event” (as defined in Section 4043 of ERISA and the regulations issued under such Section) shall occur with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance exists which might constitute grounds entitling the Pension Benefit Guaranty Corporation (PBGC) to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (v) or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of Bank subject the Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise.

Section 14.02.  Upon the filing of any complaint, application, or petition by or against the Borrower initiating any matter in which the Borrower is or may be granted any relief from the debts of the Borrower pursuant to the Bankruptcy Code, Bank’s obligation hereunder shall be canceled immediately, automatically, and without notice, and all Obligations of the Borrower then outstanding shall become immediately due and payable without presentation, demand, or notice of any kind to the Borrower.

SECTION 15.	RIGHTS AND REMEDIES UPON DEFAULT; SET-OFF; EXPENSES; POWER OF ATTORNEY.

Upon the occurrence of an Event of Default, the Bank shall have the following rights and remedies, certain of which are predicated upon the Bank having perfected its security interest in the Collateral.

Section 15.01.  Bank may declare any obligation Bank may have hereunder to be cancelled, declare all Obligations of Borrower to be due and payable and proceed to enforce payment of the Obligations and to exercise any and all of the rights and remedies afforded to Bank by the UCC (at such time as the Bank has perfected its security interest in the Collateral) or under the terms of this Agreement or otherwise.  In addition, upon the occurrence of an Event of Default, if Bank proceeds to enforce payment of the Obligations, Borrower shall be obligated to deliver to Bank cash collateral in an amount equal to the aggregate amounts then undrawn on all outstanding Letters of Credit or acceptances issued or guaranteed by Bank for the account of Borrower, and Bank may proceed to enforce payment of the same and to exercise all rights and remedies afforded to Bank by the UCC or under the terms of this Agreement or otherwise. Upon the occurrence of, and during the continuance of, an Event of Default, the Borrower, as additional compensation to the Bank for its increased credit risk, promises to pay interest on all Obligations (including, without limitation, principal, whether or not past due, past due interest and any other amounts past due under this Agreement) at a per annum rate of four (4%) percent greater than the rate of interest then specified in Section 2.03 of this Agreement.

Section 15.02.  In connection with the Bank’s exercise of the Bank’s rights under this Agreement, the Bank may enter upon, occupy and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Bank.  The Bank shall not be required to remove any of the Collateral from any such premises upon the Bank’s taking possession thereof, and may render any Collateral unusable to the Borrower.  In no event shall the Bank be liable to the Borrower for use or occupancy by the Bank of any premises pursuant to this Agreement.

Section 15.03.  Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Bank deems advisable, having due regard to compliance with any statute or regulation which might affect, limit or apply to the Bank’s disposition of the Collateral.  The Bank may conduct any such sale or other disposition of the Collateral upon the Borrower’s premises.  Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Bank shall provide the Borrower with such notice as may be practicable under the circumstances), the Bank shall give the Borrower at least the greater of the minimum notice required by law or seven (7) days prior written notice of the date, time and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made.  The Bank may purchase the Collateral, or any portion of it at any such sale.

Section 15.04.  If the Bank sells any of the Collateral on credit, the Borrower will be credited only with payments actually made by the purchaser of such Collateral and received by the Bank.  If the purchaser fails to pay for the Collateral, the Bank may re-sell the Collateral and the Borrower shall be credited with the proceeds of the sale.

Section 15.05.  The Bank may require the Borrower to assemble the Collateral and make it available to the Bank at the Borrower’s sole risk and expense at a place or places which are reasonably convenient to both the Bank and the Borrower.

Section 15.06.  Borrower shall, following the occurrence of an Event of Default which is continuing, deliver to Bank, daily, a schedule in form and content satisfactory to Bank describing the invoices issued by Borrower since the last schedule submitted to Bank.  The schedules to be provided under this subsection are solely for the convenience of Bank in administering this Agreement and maintaining records of the Collateral.  Borrower’s failure to provide Bank with any such schedule shall not affect the security interest of Bank in such Accounts.

Section 15.07.  Within thirty (30) calendar days after the end of each month or on such other basis as may be required by Bank from time to time, Borrower shall, following the occurrence of an Event of Default which is continuing, submit to Bank an accounts payable aging report in form satisfactory to Bank showing the amounts due and owing on all accounts payable according to Borrower’s records as of the close of such month or such shorter period as may be required by Bank from time to time, together with such other information as Bank may require.  If Borrower’s monthly accounts payable aging reports are prepared by an accounting service or other agent, Borrower hereby authorizes such service or agent to deliver such accounts payable aging reports and any other related documents to Bank.

Section 15.08.  From and after the occurrence of an Event of Default which is continuing, Borrower will immediately, upon receipt of all checks, drafts, cash and other remittances in payment of any Inventory sold or in payment or on account of Borrower’s accounts, contracts, contract rights, notes, bills, drafts, acceptances, general intangibles, choses in action and all other forms of obligations, deliver the same to Bank accompanied by a remittance report in form specified by Bank.  Said proceeds shall be delivered to Bank in the same form received except for the endorsement of Borrower where necessary to permit collection of items, which endorsement Borrower agrees to make.  Bank will credit (conditional upon final collection) all such payments against the principal or interest of any Revolving Loans secured hereby; provided, however, for the purpose of computing interest, any items requiring clearance or payment shall not be considered to have been credited against any Revolving Loans secured hereby until two (2) business days after receipt by Bank of any such items.  The order and method of such application shall be in the sole discretion of Bank and any portion of such funds which Bank elects not to so apply shall be paid over from time to time by Bank to Borrower. Bank will at all times have the right to require Borrower (a) to enter into a lockbox arrangement with Bank for the collection of such remittances and payments, or (b) to maintain its deposit accounts at Bank or, in the alternative, at another financial institution which has agreed to accept drafts drawn on it by Bank under a written depository transfer agreement with Bank and to block Borrower’s account and waive its rights as against such account.

Section 15.09.  Bank may at any time, after the occurrence of an Event of Default or an event which, with notice or the passage of time or both, would constitute an Event of Default, notify account debtors that Collateral has been assigned to Bank and that payments shall be made directly to or as directed by Bank.  Upon request of Bank at any time, Borrower will so notify such account debtors and will indicate on all billings to such account debtors that their Accounts must be paid directly to or as directed by Bank.  Bank shall have full power to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof in its own name or in the name of Borrower.

16.           WAIVER OF JURY TRIAL.

BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.  Borrower hereby certifies that neither Bank nor any of its representatives, agents or counsel has represented, expressly or otherwise, that Bank would not, in the event of any such suit, action or proceeding, seek to enforce this waiver of right to trial by jury.  Borrower acknowledges that it has read the provisions of this Agreement and in particular, this section; has consulted legal counsel; understands the right it is granting in this Agreement and is waiving in this section in particular; and makes the above waiver knowingly, voluntarily and intentionally.

17.           CONSENT TO JURISDICTION.

Borrower and Bank agree that any action or proceeding to enforce or arising out of this Agreement may be commenced in any court of the Commonwealth of Massachusetts sitting in the county of Suffolk, or in the District Court of the United States for the District of Massachusetts, and Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and confer personal jurisdiction if served by registered or certified mail to Borrower, or as otherwise provided by the laws of the Commonwealth of Massachusetts or the United States of America.

18.           TERMINATION.

(a)           Unless renewed in writing, this Agreement shall terminate on April 30, 2012 (the “Termination Date”), and all Obligations shall be due and payable in full without presentation, demand, or further notice of any kind, whether or not all or any part of the Obligations is otherwise due and payable pursuant to the agreement or instrument evidencing same.  Bank may terminate this Agreement immediately and without notice upon the occurrence of an Event of Default.  Notwithstanding the foregoing or anything in this Agreement or elsewhere to the contrary, the security interest, Bank’s rights and remedies hereunder and Borrower’s obligations and liabilities hereunder shall survive any termination of this Agreement and shall remain in full force and effect until all of the Obligations outstanding, or contracted or committed for (whether or not outstanding), shall be finally and irrevocably paid in full.  No Collateral shall be released or financing statement terminated (if applicable) until such final and irrevocable payment in full of the Obligations, as described in the preceding sentence.

(b)           In the event that Bank continues to make Revolving Loans hereunder after the Termination Date without a written extension of the Termination Date or after the occurrence of an Event of Default, all such Revolving Loans: (i) shall be made in the sole and absolute discretion of Bank; and (ii) shall, together with all other Obligations, be payable thereafter ON DEMAND.

19.           JOINT AND SEVERAL LIABILITY.

Section 19.01.  Each Borrower is accepting joint and several liability under this Agreement in consideration of the financial accommodations to be provided by Bank under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Obligations of each Borrower to Bank.

Section 19.02.  Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with each other Borrower, with respect to the payment and performance of all of the Obligations of each Borrower to Bank under this Agreement (including, without limitation, any Obligations arising under this section), it being the intention of the parties hereto that all the Obligations of each Borrower to Bank under this Agreement shall be the joint and several Obligations of each of the Borrowers without preferences or distinction among them.

Section 19.03.  If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations of each Borrower to Bank under this Agreement,  as and when due or to perform any of such Obligations in accordance with the terms thereof, then in each such event the other Borrower, under this Agreement will make such payment with respect to, or perform, such Obligation.

Section 19.04.  The Obligations of each Borrower under the provisions of this section constitute full recourse Obligations of each Borrower enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstance whatsoever.

Section 19.05.  Each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Revolving Loans made under this Agreement, notice of any action at any time taken or omitted by Bank under or in respect of any of the Obligations of each Borrower to Bank under this Agreement, and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement.  Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations of each Borrower to Bank under this Agreement, the acceptance of any payment of any of such Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Bank at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Bank in respect of any of the Obligations of each Borrower to Bank under this Agreement, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of such Obligations of each Borrower to Bank or the addition, substitution or release, in whole or in part, of any Borrower.  Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on Bank's part with respect to the failure by any Borrower to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this section, afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this section, it being the intention of each Borrower that, so long as any of the Obligations under this Agreement remain unsatisfied, the Obligations of such Borrower under this section shall not be discharged except by performance and then only to the extent of such performance.  The Obligations of each Borrower under this section shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any other Borrower or Bank.  The joint and several liability of each Borrower under this Agreement shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or Bank.

Section 19.06.  The provisions of this section are made for the benefit of Bank and Bank's successors and assigns, and may be enforced by Bank in good faith from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on Bank's part first to marshal any of its claims or to exercise any of its rights against any Borrower or to exhaust any remedies available to Bank against any other Borrower or to resort to any other source or means of obtaining payment of any of the Obligations under this Agreement or to elect any other remedy.  The provisions of this section shall remain in effect until all of the Obligations of each Borrower to Bank under this Agreement shall have been paid in full or otherwise fully satisfied.  If at any time, any payment, or any part thereof, made in respect of any of such Obligations of each Borrower to Bank, is rescinded or must otherwise be restored or returned by Bank upon the insolvency, bankruptcy or reorganization of any Borrower, or otherwise, the provisions of this section will forthwith be reinstated in effect, as though such payment had not been made.

Section 19.07.  Each Borrower agrees that it shall not exercise, and hereby expressly waives until full and final payment of all Obligations to Bank: (a) any right to subrogation or indemnification, and any other right to payment from or reimbursement by any other Borrower, in connection with or as a consequence of any payment made by any Borrower to Bank, (b) any right to enforce any right or remedy which Bank may have or may hereafter have against any other Borrower, and (c) any benefit of, and any right to participate in (i) any collateral now or hereafter held by Bank, or (ii) any payment to Bank by, or collection by Bank from any other Borrower.  The provisions of this paragraph are made for the express benefit of each Borrower as well as Bank, and may be enforced independently by each Borrower or any successor in interest to each Borrower.

20.           MISCELLANEOUS.

Section 20.01.  No delay or omission on the part of Bank in exercising any rights shall operate as a waiver of such right or any other right. Waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.  All Bank’s rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently.

Section 20.02.  Bank is authorized to make Revolving Loans under the terms of this Agreement upon the request, either written or oral, in the name of Borrower or any authorized person whose name appears at the end of this Agreement or of any of the following named person, or persons, from time to time, holding the following offices of Borrower, President, Treasurer and such other officers and authorized signatories as may from time to time be set forth in separate banking and borrowing resolutions.

Section 20.03.  This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, however, that Borrower may not assign this Agreement or any rights or duties hereunder without Bank’s prior written consent and any prohibited assignment shall be absolutely void.  No consent to an assignment by Bank shall release Borrower from its Obligations.  Bank may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrower is required in connection with any such assignment.  Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in Bank’s rights and benefits hereunder.  In connection with any assignment or participation, Bank may disclose all documents and information which Bank now or hereafter may have relating to Borrower or Borrower’s business.  To the extent that Bank assigns its rights and obligations hereunder to another party, Bank thereafter shall be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such other party.

Section 20.04.  Borrower agrees that any and all Revolving Loans made by Bank to Borrower or for its account under this Agreement shall be conclusively deemed to have been authorized by Borrower and to have been made pursuant to duly authorized requests therefor on its behalf.

Section 20.05.  Paragraph and section headings used in this Agreement are for convenience only, and shall not effect the construction of this Agreement.  If one or more provisions of this Agreement (or the application thereof) shall be invalid, illegal or unenforceable in any respect in any jurisdiction, the same shall not, invalidate or render illegal or unenforceable such provision (or its application) in any other jurisdiction or any other provision of this Agreement (or its application).  This Agreement is the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or verbal communications or instruments relating thereto.

Section 20.06.  Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other loan document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested ), overnight courier, or facsimile to Borrower or to Bank, as the case may be, at its address set forth below:

If to Bank:	TD Bank, N.A.
370 Main Street
Worcester, MA 01608
Attn: Steven S. Carpinella, Vice President
Telephone: (508) 368-6537
Telecopier: (508) 368-6521

with a copy to:	Ruberto, Israel & Weiner, P.C.
100 North Washington Street
Boston, MA 02114
Attn: Brian T. Garrity, Esq.
Telephone: (617) 742-4200
Telecopier: (617) 742-2355

If to Borrower:	The L. S. Starrett Company
121 Crescent Street
Athol, MA 01331
Attn: Douglas A. Starrett, President
Telephone:
Telecopier:

with a copy to:	Ropes & Gray, LLP
One International Place
Boston, MA 02110
Attn: David A. McKay, Esq.
Telephone: (617) 951-7000
Telecopier: (617) 951-7050

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.  All notices or demand sent in accordance with this section shall be deemed received on the earlier of the date of actual receipt or three (3) days after the deposit thereof in the mail.

Section 20.07.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Bank or Borrower, whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

Section 20.08.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

Section 20.09.  This Agreement, together with the other documents and instruments executed concurrently herewith represent the entire and final understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by evidence of any prior, contemporaneous or subsequent other agreement, oral or written, before the date hereof.

Section 20.10.  This Agreement can only be amended by a writing signed by both Bank and Borrower.

Section 20.11.  The laws of Massachusetts shall govern the construction of this Agreement and the rights and duties of the parties hereto.  This Agreement shall take effect as a sealed instrument.

<The remainder of this page is intentionally left blank.>

[SIGNATURE PAGE OF THE LOAN AND SECURITY AGREEMENT (ALL ASSETS)]

BANK:
Witnessed by:	TD BANK, N.A.

_______________________________	By:_______________________________________
Print Name:	Steven S. Carpinella, Vice President

BORROWER:
THE L. S. STARRETT COMPANY

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

SCHEDULES

The following Schedules to the within Loan and Security Agreement (All Assets) are respectively described in the section indicated.  Those Schedules in which no information has been inserted shall be deemed to read “None”.

SCHEDULE “A”
Borrower’s Places of Business (§7)

         Address                                                                                                                                           Property Located At Such Address

SEE ATTACHED

SCHEDULE “B”
Other Encumbrances and Liens (§8.06(a))

Secured Party or Mortgagee                                                      Description of Collateral                                           Payment Terms and Dates of Maturity

NONE

SCHEDULE “C”
Leases (§8.06(b))

Lessor                      Description of Property                                                      Date of Lease and Term                                           Rental Payable

SEE ATTACHED

EXHIBIT 1

TD BANK, N.A.

MARGIN CERTIFICATE

The L. S. Starrett Company, a Massachusetts corporation, Evans Rule Company, Inc., a New Jersey corporation, Level Industries, Inc., a Massachusetts corporation, Tru-Stone Technologies, Inc., a Delaware corporation, and Starrett Kinemetric Engineering, Inc., a Delaware corporation (together, the "Borrower") certifies to TD Bank, N.A. (the "Bank"), pursuant to a Loan and Security Agreement (All Assets) between the Borrower and the Bank dated June ____, 2009, as may be amended from time to time (the "Loan Agreement"), that, as of the date hereof or, for such period as may be designated below, the computations, ratio and calculations set forth below are true and correct as the related to Starrett and its consolidated subsidiaries:

1.           Leverage Ratio.  Leverage Ratio of the Borrower for the preceding 12-month period was equal to ____:1.0, computed as follows:

A.	Funded Debt	$___________

B.	EBITDA	$___________

C.	Ratio of A to B = ____ to _____

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Borrower, has executed and delivered this Margin Certificate in the name and on behalf of the Borrower on _________________, 200___.

THE L. S. STARRETT COMPANY, as Agent

By:
Print Name:
Print Title:

EXHIBIT 2

TD BANK, N.A.

REVOLVING NOTE

$23,000,000.00	Boston, Massachusetts
June ____, 2009

For value received, the undersigned, The L. S. Starrett Company, a Massachusetts corporation, Evans Rule Company, Inc., a New Jersey corporation, Level Industries, Inc., a Massachusetts corporation, Tru-Stone Technologies, Inc., a Delaware corporation, and Starrett Kinemetric Engineering, Inc., a Delaware corporation (together, the "Borrower"), jointly and severally hereby promises to pay to the order of TD Bank, N.A. (the "Bank"), at its offices in Worcester, Massachusetts, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Twenty-Three Million ($23,000,000.00) Dollars, or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the Borrower under the Loan Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Loan and Security Agreement (All Assets) of even date herewith (the "Loan Agreement") by and between the Bank and the Borrower.  The principal hereof and interest accruing thereon shall be due and payable as provided in the Loan Agreement.  This Note may be prepaid only in accordance with the Loan Agreement.

This Note is issued pursuant, and is subject, to the Loan Agreement, which provides, among other things, for acceleration hereof.  This Note is the “Note” referred to in the Loan Agreement.

This Note is secured, among other things, pursuant to the Loan Agreement, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrower hereby agrees to pay all costs of collection, including attorneys’ fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note shall be deemed to be under seal.

< The remainder of this page is intentionally left blank >

THE L. S. STARRETT COMPANY

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

_______________________________	By:_______________________________________
Print Name:	Randall Hylek,
Chief Financial Officer and Treasurer

EXHIBIT 3

COMPLIANCE CERTIFICATE

The L. S. Starrett Company, a Massachusetts corporation, Evans Rule Company, Inc., a New Jersey corporation, Level Industries, Inc., a Massachusetts corporation, Tru-Stone Technologies, Inc., a Delaware corporation, and Starrett Kinemetric Engineering, Inc., a Delaware corporation (“Borrower”) hereby certifies to TD Bank, N.A. (“Bank”) pursuant to the Loan and Security Agreement (All Assets) between Borrower and Bank dated June ____, 2009, as may be amended from time to time (“Loan Agreement”), that:

A.           General

1.           Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement.

2.           The Borrower has complied with all the terms, covenants and conditions to be performed or observed by the Borrower contained in the Loan Agreement and other documents required to be executed by the Borrower in connection with the Loan Agreement.

3.           Neither on the date hereof nor, if applicable, after giving effect to the loan made on the date hereof, does there exist an Event of Default or an event which would with notice or the lapse of time, or both, constitute an Event of Default.

4.           The representations and warranties contained in the Loan Agreement and in any certificate, document or financial or other statement furnished at any time thereunder are true, correct and complete in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that any such representation and warranty relates solely to an earlier date (in which case such representation and warranty shall be true, correct and complete on and as of such earlier date).

B.           Financial Covenants

As of the date hereof or, for such period as may be designated below, the computations, ratios and calculations as set forth below in accordance with Section 13 of the Loan Agreement are true and correct:

1.             Debt Service Coverage Ratio - Section 13.01

The cash flow of Starrett and its consolidated subsidiaries for the preceding twelve-month period was equal to ______ times the amount of Fixed Charges for such period, computed as follows:

A.	EBITDA	$___________

B.	Distributions/Dividends	$___________

C.	Extraordinary Gains/Extraordinary Losses	$___________

D.	Adjusted EBITDA (A - B -/+C)	$___________

E.	Interest Expense	$___________

F.	CMLTD	$___________

G.	E + F = Fixed Charges	$___________

H.	Ratio of D to G = ____ to _____

2.	Minimum Tangible Net Worth- Section 13.02

A.	Owners’ Equity	$___________

B.	Intangibles	$___________

C.	Debt owing from employees, Owners and Affiliates	$___________

D.	Tangible Net Worth (A - B - C)	$___________

3.	EBITDA - Section 13.03

EBITDA	$___________

4.	Capital Expenditures - Section 13.04

The total amount expended by Starrett and its consolidated subsidiaries during the current fiscal year for Capital Expenditures was $____________.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Borrower, has executed and delivered this Certificate in the name and on behalf of the Borrower on _________________, 200___.

THE L. S. STARRETT COMPANY, as Agent

By:
Print Name:
Print Title:

December ____, 2009

The L. S. Starrett Company
Evans Rule Company, Inc.
Level Industries, Inc.
Tru-Stone Technologies, Inc.
Starrett Kinemetric Engineering, Inc.
121 Crescent Street
Athol, MA 01331
Attn: Francis J. O’Brien

Re:	First Amendment of Loan and Security Agreement (All Assets) dated June 29, 2009

Gentlemen:

Reference is made to that certain Loan and Security Agreement (All Assets) dated June 29, 2009 (the "Loan Agreement") by the among The L. S. Starrett Company, Evans Rule Company, Inc., Level Industries, Inc., Tru-Stone Technologies, Inc. and Starrett Kinemetric Engineering, Inc. (each and together, the "Borrower") and TD Bank, N.A. (the "Bank").  The Loan Agreement is hereby amended, effective immediately, as follows:

1.           Section 1.01 of the Loan Agreement is hereby amended to add the following definitions of "Current Assets", "Current Liabilities" and "Current Ratio" thereto after the definition of "Credit Limit" appearing on page 2 of the Loan Agreement, as follows:

"Current Assets" shall mean total current assets determined in accordance with GAAP.

"Current Liabilities" shall mean total current Debt as determined in accordance with GAAP.

"Current Ratio" shall mean, for the applicable period, the ratio of (a) total Current Assets divided by (b) total Current Liabilities.

2.           Section 13 of the Loan Agreement is hereby amended to provide that as a result of the Borrower's election of a 52-53 week taxable year, the actual dates for calculation of the financial covenants contained therein may not correspond in all cases to the end of the traditional calendar quarters (i.e., March 31, June 30, September 30 and December 31) and shall be calculated as of the actual effective dates of the end of each fiscal quarter of Borrower.

3.           Section 13.02 of the Loan Agreement is hereby deleted in its entirety and the following new Section 13.02 substituted therefor, as follows:

"13.02  Permit the Tangible Net Worth of Starrett and its consolidated subsidiaries to be less than $130,000,000.00 as at December 31, 2009, which amount shall increase by fifty (50%) percent of Starrett and its consolidated subsidiaries’ net income as at the last day of each fiscal quarter thereafter, and which amount shall not be reduced by losses in any fiscal quarter, such covenant shall be tested quarterly on a consolidated basis and in calculating such covenant the effect of the Borrower's "minimum pension liability" shall be excluded in determining the Borrower's consolidated stockholders' equity (whether as a result of an under-funded or over-funded pension plan);"

4.           Section 13.03 of the Loan Agreement is hereby deleted in its entirety and the following new Section 13.03 substituted therefor, as follows:

"13.03: (A.) Permit, for each fiscal quarter of Borrower, commencing with the fiscal quarter ending December 31, 2009 through and including the fiscal quarter ending June 30, 2010 its Current Ratio to be less than 2.0 to 1.0, such covenant shall be measured on a consolidated basis or (B.) permit EBITDA to be less than $3,500,000.00 for the twelve (12) month period ending on September 30, 2010 or for the twelve (12) month period ending on the last day of any fiscal quarter thereafter through and including March 31, 2011, such covenant to be measured on a consolidated basis;"

5.           Exhibit 3 of the Loan Agreement is hereby deleted in its entirety and Exhibit 3 attached hereto substituted therefor.

6.           Except as specifically amended hereby, the Loan Agreement remains in full force and effect and the Borrower hereby reaffirms all representations and warranties contained herein, as of the date hereof.

Please acknowledge your assent and agreement to the foregoing by signing a copy of this letter in the space provided and returning it to the undersigned, whereupon it shall take effect as an instrument under seal.

Very truly yours,

TD BANK, N.A.

By:
Steven S. Carpinella, Vice President

ACCEPTED AND AGREED TO:

THE L. S. STARRETT COMPANY

By:_________________________________
Francis J. O'Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

By:_________________________________
Douglas A. Starrett, Secretary

LEVEL INDUSTRIES, INC.

By:_________________________________
Douglas A. Starrett, President

TRU-STONE TECHNOLOGIES, INC.

By:_________________________________
Douglas A. Starrett, President

STARRETT KINEMETRIC ENGINEERING,
INC.

By:_________________________________
Douglas A. Starrett, President

EXHIBIT 3

COMPLIANCE CERTIFICATE

The L. S. Starrett Company, a Massachusetts corporation, Evans Rule Company, Inc., a New Jersey corporation, Level Industries, Inc., a Massachusetts corporation, Tru-Stone Technologies, Inc., a Delaware corporation, and Starrett Kinemetric Engineering, Inc., a Delaware corporation (“Borrower”) hereby certifies to TD Bank, N.A. (“Bank”) pursuant to the Loan and Security Agreement (All Assets) between Borrower and Bank dated June 29, 2009, as may be amended from time to time (“Loan Agreement”), that:

A.           General

1.           Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement.

2.           The Borrower has complied with all the terms, covenants and conditions to be performed or observed by the Borrower contained in the Loan Agreement and other documents required to be executed by the Borrower in connection with the Loan Agreement.

3.           Neither on the date hereof nor, if applicable, after giving effect to the loan made on the date hereof, does there exist an Event of Default or an event which would with notice or the lapse of time, or both, constitute an Event of Default.

4.           The representations and warranties contained in the Loan Agreement and in any certificate, document or financial or other statement furnished at any time thereunder are true, correct and complete in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that any such representation and warranty relates solely to an earlier date (in which case such representation and warranty shall be true, correct and complete on and as of such earlier date).

B.            Financial Covenants

As of the date hereof or, for such period as may be designated below, the computations, ratios and calculations as set forth below in accordance with Section 13 of the Loan Agreement are true and correct:

1.             Debt Service Coverage Ratio - Section 13.01

The cash flow of Starrett and its consolidated subsidiaries for the preceding twelve-month period was equal to ______ times the amount of Fixed Charges for such period, computed as follows:

A.	EBITDA	$___________

B.	Distributions/Dividends	$___________

C.	Extraordinary Gains/Extraordinary Losses	$___________

D.	Adjusted EBITDA (A - B ± C)	$___________

E.	Interest Expense	$___________

F.	CMLTD	$___________

G.	E + F = Fixed Charges	$___________

H.	Ratio of D to G = ____ to _____

2.	Minimum Tangible Net Worth- Section 13.02

A.	Stockholders' Equity	$___________

B.	Goodwill and Intangibles	$___________

C.	Debt owing from employees, Owners and Affiliates	$___________

D.	Minimum Pension Liability	$___________

E.	Tangible Net Worth (A - B - C ± D)	$___________

3.	Current Ratio (through June 30, 2010) / EBITDA (starting September 30, 2010) - Section 13.03

A.	Current Assets	$___________

B.	Current Liabilities	$___________

C.	Current Ratio (A ÷ B) = ____:1.0

A.	EBITDA	$___________

4.	Capital Expenditures - Section 13.04

The total amount expended by Starrett and its consolidated subsidiaries during the current fiscal year for Capital Expenditures was $____________.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Borrower, has executed and delivered this Certificate in the name and on behalf of the Borrower on _________________, 200___.

THE L. S. STARRETT COMPANY, as Agent

By:
Print Name:
Print Title:

November ____, 2010

The L. S. Starrett Company
Evans Rule Company, Inc.
Level Industries, Inc.
Tru-Stone Technologies, Inc.
Starrett Kinemetric Engineering, Inc.
121 Crescent Street
Athol, MA 01331
Attn: Francis J. O’Brien

Re:	Second Amendment of Loan and Security Agreement (All Assets) dated June 29, 2009

Gentlemen:

Reference is made to that certain Loan and Security Agreement (All Assets) dated June 29, 2009, as amended (the "Agreement") by the among The L. S. Starrett Company, Evans Rule Company, Inc., Level Industries, Inc., Tru-Stone Technologies, Inc. and Starrett Kinemetric Engineering, Inc. (each and together, the "Borrower") and TD Bank, N.A. (the "Bank").  The Loan Agreement is hereby amended, effective as of July 31, 2010, as follows:

1.           Section 11 of the Agreement is hereby amended to delete Sections 11.01, 11.02 and 11.03(a) in their entirety and substitute the following new Sections 11.01, 11.02 and 11.03(a) therefor, as follows:

"Section 11.01.  At all times in which the outstanding principal amount of the Revolving Loan exceeds $10,000,000.00, within twenty (20) calendar days after the end of each month, Borrower shall submit to Bank an aging report in form satisfactory to Bank showing the amounts owing on all domestically-located Accounts according to Borrower’s records as of the close of such month, together with such other information as Bank may require, all on a consolidating and consolidated basis.  If Borrower’s monthly aging reports are prepared by an accounting service or other agent, Borrower hereby authorizes such service or agent to deliver such aging reports and any other related documents to Bank.

Section 11.02. At all times in which the outstanding principal amount of the Revolving Loan exceeds $10,000,000.00, within twenty (20) calendar days after the end of each month, Borrower shall furnish to Bank a certificate describing all of Borrower’s domestically-located Inventory by value based on the lower of cost or market value, listing all Inventory by nature, quantity and location, together with such other information as Bank may require, all on a consolidating and consolidated basis.

Section 11.03. Borrower shall deliver to Bank all documents, as frequently as indicated below, or at such other times as Bank may request, and all other documents and information requested by Bank:

	DOCUMENT	FREQUENCY DUE
(a)	A Borrowing Base Certificate, including cash receipts, credit memos, sales, debit memos, the unpaid loan balance, new borrowing requests and the adjusted loan balance	At all times in which the outstanding principal amount of the Revolving Loan exceeds $10,000,000.00, monthly, within twenty (20) calendar days after the end of each month"

2.           Except as specifically amended hereby, the Loan Agreement remains in full force and effect and the Borrower hereby reaffirms all representations and warranties contained herein, as of the date hereof.

Please acknowledge your assent and agreement to the foregoing by signing a copy of this letter in the space provided and returning it to the undersigned, whereupon it shall take effect as an instrument under seal.

Very truly yours,

TD BANK, N.A.

By:
Steven S. Carpinella, Vice President

ACCEPTED AND AGREED TO:

THE L. S. STARRETT COMPANY

By:_________________________________
Francis J. O'Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

By:_________________________________
Douglas A. Starrett, Secretary

LEVEL INDUSTRIES, INC.

By:_________________________________
Douglas A. Starrett, President

TRU-STONE TECHNOLOGIES, INC.

By:_________________________________
Douglas A. Starrett, President

STARRETT KINEMETRIC ENGINEERING,
INC.

By:_________________________________
Douglas A. Starrett, President

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (ALL ASSETS)

Reference is made to that certain Loan and Security Agreement (All Assets) dated June 29, 2009, as amended (the "Agreement") by the among The L. S. Starrett Company, Evans Rule Company, Inc., Level Industries, Inc., Tru-Stone Technologies, Inc. and Starrett Kinemetric Engineering, Inc. (each and together, the "Borrower") and TD Bank, N.A. (the "Bank").  The Agreement was previously amended by a First Amendment of Loan and Security Agreement (All Assets) dated December 18, 2009, and a Second Amendment of Loan and Security Agreement (All Assets) dated November 9, 2010.  Terms used in this Amendment which are defined in the Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

RECITALS

The Bank has previously agreed to make certain loan advances to the Borrower and to issue or cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Agreement.

The loan advances under the Agreement are presently evidenced by the Note.

All indebtedness of the Borrower to the Bank, including, without limitation, the obligations owing under the Revolving Note, is secured pursuant to the terms of the Agreement and all other transaction documents (collectively, the "Security Documents"), with the proviso that the Bank shall not perfect its security interest in the Collateral except as provided therein following a Security Trigger Event.

The parties desire that certain amendments be made to the Agreement, that a new $15,500,000.00 Term Loan be extended, and that Starrett Bytewise Development, Inc., a Delaware corporation with offices located at 1150 Brookstone Center Parkway, Columbus, Georgia 31904 ("Starrett Bytewise"), be added as a Borrower and be a party to this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the Agreement is hereby amended, effective immediately, as follows:

1.	The term Borrower as used in the Agreement is hereby amended to mean the Borrower and Starrett Bytewise.

2.
Starrett Bytewsie, for valuable consideration, receipt of which is hereby acknowledged, hereby repeats and restates each and every covenant, agreement, representation and warranty of the Agreement as if fully stated herein as of the date hereof, and contemporaneously with the execution of this Amendment, Starrett Bytewise shall execute an Assumption Agreement in substantially the form of Exhibit “A” attached hereto.

3.
The Note shall hereby be replaced by an Amended and Restated Revolving Note in the maximum principal amount of Twenty-three Million ($23,000,000.00) Dollars and payable to the order of the Bank in the form of Exhibit “B” attached hereto.

4.
Starrett Bytewise hereby grants to Bank a continuing security interest in all of its Collateral as more fully outlined in Section 5 of the Agreement as if fully restated herein as of the date hereof.  As a Borrower under the Agreement, Starett Bytewise hereby irrevocably authorizes Bank at any time and from time to time after the occurrence of a Security Trigger Event to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto in the form of Exhibit “C” attached hereto, and/or accordance with the terms and conditions set forth in Section 5(e) of the Agreement that (a) indicate the Collateral (i) as all assets of Borrower or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted Collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Borrower agrees to furnish any such information to Bank promptly upon request.  Borrower also ratifies its authorization for Bank to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

5.
As a Borrower under the Agreement, Starrett Bytewise similarly agrees not to create, permit to be created or suffer to exist any Lien upon any of the Collateral or any other property of Borrower, now owned or hereafter acquired, except for Permitted Liens as defined in Section 13.08 of the Agreement.

6.
Starrett Bytewise hereby warrants that is has no places of business other than 1150 Brookstone Centre Parkway, Columbus, Georgia 31904, which is its principal executive office and where all owned inventory is presently located, unless otherwise noted on Schedule “A” attached hereto, and that it is duly organized, validly existing and in good standing under the laws of the State of Delaware as a corporation.

7.	Section 1.01 of the Agreement is hereby amended by deleting the definition of “Tangible Net Worth”, and inserting the following in lieu thereof:

“Tangible Net Worth” shall mean the equity of Starrett and its consolidated subsidiaries determined in accordance with GAAP, consistently applied, exclusive of the effect of the Borrower’s “minimum pension liability” (whether as a result of an under-funded or over-funded pension plan), and subtracting therefrom (a) intangibles (as determined in accordance with such principles so applied), and (b) Debt owing to Borrower from any employee, Owner, or other Affiliate of Borrower.

8.	Section 2.01 of the Agreement is hereby amended by adding the following sentence at the conclusion of that Section:

“The Bank shall also make a term loan to the Borrower in the original principal amount of $15,500,000.00 (the “Term Loan”).

9.	Section 2.09 of the Agreement is hereby stricken in its entirety and the following new Section 2.09 substituted therefor:

“Section 2.09.  In order to facilitate the requesting and making of advances hereunder and the delivery of certain certificates, Evans Rule, Level Industries, Tru-Stone, Kinemetric and Starrett Bytewise do hereby appoint Starrett as their authorized agent to request, receive and distribute all Revolving Loans and the Term Loan made hereunder, to communicate with the Bank with respect to the Revolving Loans and the Term Loan, and to execute and furnish the Bank with all Margin, Covenant Compliance and Borrowing Base certificates, and Starrett hereby accepts such appointment.”

10.	Section 5(e) of the Agreement is hereby stricken in its entirety and the following new Section 5(e) substituted therefor:

“(e)             Notwithstanding anything contained herein to the contrary, Bank shall not perfect its security interest in the Collateral except as provided herein.  Upon the execution of this Agreement, however, the Bank shall hold a Uniform Commercial Code Financing Statement for each Borrower naming such Borrower as a debtor and the Bank as a secured party (together, the "Financing Statements") and a Patent Security Agreement in escrow.  Upon the occurrence of an Event of Default(s) hereunder based upon the Borrower's failure to adhere to any of the financial covenants contained and calculated in accordance with Section 13 hereof in any two (2) consecutive quarters (a “Security Trigger Event”), the Bank may file the Financing Statements in such jurisdictions deemed necessary by the Bank to perfect the Bank's security interest and the Bank may file the Patent Security Agreement with the United States Patent and Trademark Office ("USPTO") in the Collateral without any additional consent or authorization from the Borrower.  For purposes of clarification the Bank's right to perfect its security interest in the Collateral is not predicated upon the occurrence of an Event of Default in the same financial covenant for two (2) consecutive quarters.  The Bank's filing of the Financing Statements and the Patent Security Agreement shall in no event be deemed a waiver of any rights or remedies that the Bank has or may have against the Borrower at such time resulting from the occurrence of such Event(s) of Default and the Bank hereby reserves and preserves all of its rights and remedies against the Borrower under this Agreement, any related documents executed in connection with this Agreement and under applicable law.  In the event that the Bank has filed Financing Statements, the Bank shall promptly file termination statements with respect to the filed Financing Statements and a release of the Patent Security Agreement upon the Borrower's achieving a Debt Service Coverage Ratio in excess of 2.0:1.0 and a ratio of total Debt divided by Tangible Net Worth on a consolidated basis is less than 1.0:1.0 as evidenced by the financial statements furnished to the Bank in accordance with Section 11 hereof and provided no Event of Default has occurred and is continuing at that time. For purposes of this covenant, Debt Service Coverage Ratio means Adjusted EBITDA measured at quarter end based on the previous 12 months financial performance divided by Fixed Charges measured at the same quarter end.  The Bank, however, may refile such Financing Statements and refile the Patent Security Agreement upon the occurrence of an Event(s) of Default based solely upon the financial covenants contained in Section 13 herein for two (2) consecutive fiscal quarters thereafter without any additional consent or authorization from the Borrower.  Thereafter, the Bank will refile such Financing Statements and/or Termination Statements all in accordance with this Section 5(e).

11.	Section 6 of the Agreement is hereby stricken in its entirety and the following new Section 2.09 substituted therefor:

“Section 6.  Obligations Secured.  The security interest granted hereby is to secure payment and performance of all Revolving Loans and the Term Loan, debts, liabilities and obligations of Borrower to Bank hereunder and also any and all other debts, liabilities and obligations of Borrower to Bank of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, including without limitation those obligations under that certain Amended and Restated Revolving Note in the maximum principal amount of $23,000,000.00 from Borrower to Bank, and that certain $15,500,000.00 Term Note from the Borrower to Bank, both being dated on or about of even date of the Third Amendment to this Loan and Security Agreement, whether or not such obligations are related to the transactions described in this Agreement, by class, or kind, or whether or not contemplated by the parties at the time of the granting of this security interest, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and includes obligations to perform acts and refrain from taking action as well as obligations to pay money including, without limitation, all interest, fees, charges, expenses and overdrafts, and also including, without limitation, all obligations and liabilities which Bank may incur or become liable for, on account of, or as a result of, any transactions between Bank and Borrower including any which may arise out of any Letter of Credit, acceptance or similar instrument or obligation issued for the account of Borrower and also including obligations arising out of any foreign exchange contracts, interest rate swap, cap, floor or hedging agreements and all obligations of Borrower to Bank arising out of or in connection with any Automated Clearing House (“ACH”) agreements relating to the processing of ACH transactions, together with the fees, expenses, charges and other amounts owing or chargeable to Borrower under the ACH agreements (all hereinafter called “Obligations”).”

12.	Section 13.02 of the Agreement is hereby stricken in its entirety, and the following new Section 13.02 substituted therefore:

“Section 13.02.  For the quarters ending June 30, 2011 and September 30, 2011, permit the Tangible Net Worth of Starrett and its consolidated subsidiaries to be less than a cumulatively increasing amount equal to the sum of $130,000,000.00 plus (50%) percent of Starrett and its consolidated subsidiaries’ net income as at the last day of each fiscal quarter commencing with the quarter ending March 31, 2010; and for the quarter commencing on October 1, 2011 (to be tested as of December 31, 2011) and at the end of each fiscal quarter thereafter, permit the Tangible Net Worth of Starrett and its consolidated subsidiaries to be less than a cumulatively increasing amount equal to the sum of $120,000,000.00 plus (50%) percent of Starrett and its consolidated subsidiaries’ net income as at the last day of each fiscal quarter commencing with the quarter ending March 31, 2010; and which amount shall not be reduced by losses in any fiscal quarter, such covenant to be measured on a consolidated basis.

13.	Section 13.04 of the Agreement is hereby stricken in its entirety and the following new Section 13.04 substituted therefore:

“Section 13.04.  During any fiscal year of Starrett and its consolidated subsidiaries commencing with the fiscal year ending June 30, 2012, make, directly or indirectly, capital expenditures in an aggregate amount greater than $15,000,000.00, such covenant to be measured on a consolidated basis.”

14.	The following new Section 13.16 is hereby added to the Agreement:

“Section 13.16.  Permit the Borrower’s consolidated cash plus liquid investments to be less than $10,000,000.00 at any time, such convent to be measured on a consolidated basis.”

15.	The following new Section 14.01(s) is herby added to the Agreement:

“Section 14.01 (s).   The occurrence of an event of default under the Term Loan.”

16.	Section 18(a) of the Agreement is hereby stricken in its entirety and the following new Section 18(a) substituted therefore:

"Section 18 (a) Unless renewed in writing, this Agreement shall terminate on April 30, 2012 (the “Termination Date”), and all Obligations with the sole exception of the Term Loan shall be due and payable in full without presentation, demand, or further notice of any kind, whether or not all or any part of such Obligations are otherwise due and payable pursuant to the agreement or instrument evidencing same.  Bank may terminate this Agreement immediately and without notice upon the occurrence of an Event of Default.  Notwithstanding the foregoing or anything in this Agreement or elsewhere to the contrary, the security interest, Bank’s rights and remedies hereunder and all of the Borrower’s obligations and liabilities hereunder shall survive any termination of this Agreement and shall remain in full force and effect until all of the Obligations outstanding, or contracted or committed for (whether or not outstanding), including without limitation those obligations owing under the Term Loan, shall be finally and irrevocably paid in full.  No Collateral shall be released or financing statement terminated (if applicable) until such final and irrevocable payment in full of the Obligations including, without limitation, the Term Loan.”

17.	Exhibit 3 of the Agreement is hereby deleted in its entirety and the new Exhibit 3 attached hereto is hereby substituted therefore.

18.	Except as explicitly amended by this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any loan or letter of credit thereunder.

19.
The Borrower hereby reaffirms its agreement under the Agreement to pay or reimburse the Bank on demand for all costs and expenses incurred by the Bank in connection with the Agreement, the Security Documents, the Term Loan, this Third Amendment to the Agreement, and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

20.
This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal this __ day of November, 2011.

THE L. S. STARRETT COMPANY

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT BYTEWISE DEVELOPMENT, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

T.D. BANK, N.A.

By:_______________________________________
Steven S. Carpinella, Vice President

EXHIBIT “A”

ASSUMPTION AGREEMENT

AGREEMENT made this           day of November, 2011, between T.D. Bank, N.A., a national banking association organized and existing under the laws of the United States of America, with a place of business located at 370 Main Street, Worcester, Massachusetts 01608 ("Bank"), and Starrett Bytewsie Development, Inc., a Delaware corporation, with a usual place of business at 1150 Brookstone Center Parkway, Columbus, Georgia 31904 (the "Company").

WHEREAS, The L. S. Starrett Company, Evans Rule Company, Inc., Level Industries, Inc., Tru-Stone Technologies, Inc. and Starrett Kinemetric Engineering, Inc. (collectively, the "Borrower"), entered into a Loan and Security Agreement (All Assets) with the Bank dated April 26, 2010, as amended by First Amendment of Loan and Security Agreement (All Assets) dated December 18, 2009, and Second Amendment of Loan and Security Agreement (All Assets) dated November 9, 2010 (the "Loan Agreement"); and

WHEREAS, the Company desires to become a Borrower under the Loan Agreement; and

WHEREAS, the Company and the Borrower desire the consent of the Bank to add the Company as part of the Borrower.

NOW, THEREFORE, the parties hereto agree as follows:

1.           The Bank consents to the Company becoming a Borrower under the Loan Agreement on the condition that the rights of the Bank shall not in any manner be impaired nor shall any liability or obligation or any claim or demand existing by the Bank against the Borrower be released or impaired by such addition of the Company as a Borrower and that the Company assume and be liable for all Obligations of the Borrower to the Bank in the same manner and to the same extent as if the Company itself was an original signatory to the Loan Agreement and named as the Borrower therein.

2.           The Company hereby agrees to assume all liabilities and Obligations of the Borrower to the Bank pursuant to the Loan Agreement, which Loan Agreement is incorporated herein by reference, and to be liable for the same in the manner and to the extent as if the Company itself had incurred such liabilities or Obligations and had executed the Loan Agreement, and further agrees to ratify and confirm the terms of this Agreement by executing such promissory notes and other documents as the Bank may require.

3.           The Company hereby agrees to assume all liabilities and obligations of the Borrower to the Bank pursuant to that certain Secured Term Note in the original principal amount of Fifteen Million Five Hundred Thousand ($15,500,000.00) Dollars, and that certain Amended and Restated Revolving Note in the maximum principal amount of $23,000,000.00, both Notes being dated on or about of even date of this Agreement (the "Notes"), which Notes are incorporated herein by reference, and to be liable for the same in the manner and to the extent as if the Company itself had incurred such liabilities or obligations, and further agrees to ratify and confirm the terms of this Agreement by executing any other documents as the Bank may require.

4.           The Company confirms to the Bank that the Bank has and hereby grants to the Bank a continuing security interest in the Collateral as security for all Obligations of the Company and the Borrower to the Bank.

5.           The Company confirms to the Bank, and hereby assumes, joint and several liability with the Borrower pursuant to Section 19 of the Loan Agreement.

6.           Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this document to be executed as of the date and year first above written.

STARRETT BYTEWISE DEVELOPMENT, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

T.D. BANK, N.A.

By:_______________________________________
Steven S. Carpinella, Vice President

ASSENTED TO:

THE L. S. STARRETT COMPANY

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

EXHIBIT B

AMENDED AND RESTATED $23,000,000.00 REVOLVING NOTE

EXHIBIT “C”

FORM OF UCC FINANCING STATEMENT

EXHIBIT 3

COMPLIANCE CERTIFICATE

The L. S. Starrett Company, a Massachusetts corporation, Evans Rule Company, Inc., a New Jersey corporation, Level Industries, Inc., a Massachusetts corporation, Tru-Stone Technologies, Inc., a Delaware corporation, Starrett Kinemetric Engineering, Inc., a Delaware corporation, and Starrett Bytewise Development, Inc., a Delaware corporation (“Borrower”) hereby certifies to TD Bank, N.A. (“Bank”) pursuant to the Loan and Security Agreement (All Assets) between Borrower and Bank dated June 29, 2009, as may be amended from time to time (“Loan Agreement”), that:

A.           General

1.           Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement.

2.           The Borrower has complied with all the terms, covenants and conditions to be performed or observed by the Borrower contained in the Loan Agreement and other documents required to be executed by the Borrower in connection with the Loan Agreement.

3.           Neither on the date hereof nor, if applicable, after giving effect to the loan made on the date hereof, does there exist an Event of Default or an event which would with notice or the lapse of time, or both, constitute an Event of Default.

4.           The representations and warranties contained in the Loan Agreement and in any certificate, document or financial or other statement furnished at any time thereunder are true, correct and complete in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that any such representation and warranty relates solely to an earlier date (in which case such representation and warranty shall be true, correct and complete on and as of such earlier date).

B.           Financial Covenants

As of the date hereof or, for such period as may be designated below, the computations, ratios and calculations as set forth below in accordance with Section 13 of the Loan Agreement are true and correct:

1.             Debt Service Coverage Ratio - Section 13.01

The cash flow of Starrett and its consolidated subsidiaries for the preceding twelve-month period was equal to ______ times the amount of Fixed Charges for such period, computed as follows:

A.	EBITDA	$___________

B.	Distributions/Dividends	$___________

C.	Extraordinary Gains/Extraordinary Losses	$___________

D.	Adjusted EBITDA (A - B ± C)	$___________

E.	Interest Expense	$___________

F.	CMLTD	$___________

G.	E + F = Fixed Charges	$___________

H.	Ratio of D to G = ____ to _____

2.	Minimum Tangible Net Worth- Section 13.02

A.	Stockholders' Equity	$___________

B.	Goodwill and Intangibles	$___________

C.	Debt owing from employees, Owners and Affiliates	$___________

D.	Minimum Pension Liability	$___________

E.	Tangible Net Worth (A - B - C ± D)	$___________

3.	Capital Expenditures - Section 13.04

The total amount expended by Starrett and its consolidated subsidiaries during the current fiscal year for Capital Expenditures was $____________.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Borrower, has executed and delivered this Certificate in the name and on behalf of the Borrower on _________________, 200___.

THE L. S. STARRETT COMPANY

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT BYTEWISE DEVELOPMENT, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

SCHEDULE “A”

STARRETT BYTEWISE ADDITIONAL BUSINESS/INVENTORY LOCATIONS

FOURTH AMENDMENT OF LOAN AND SECURITY AGREEMENT
(ALL ASSETS)

Reference is made to that certain Loan and Security Agreement (All Assets) dated June 29, 2009, as amended (the "Agreement") by the among The L. S. Starrett Company, Evans Rule Company, Inc., Level Industries, Inc., Tru-Stone Technologies, Inc., Starrett Kinemetric Engineering, Inc. and Starrett Bytewise Development, Inc. (each and together, the "Borrower") and TD Bank, N.A. (the "Bank").  The Agreement was previously amended by a First Amendment of Loan and Security Agreement (All Assets) dated December 18, 2009, a Second Amendment of Loan and Security Agreement (All Assets) dated November 9, 2010 and a Third Amendment of Loan and Security Agreement (All Assets) dated November 22, 2011.  Terms used in this Amendment which are defined in the Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

RECITALS

The Bank has previously agreed to make certain loan advances to the Borrower and to issue or cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Agreement.

The loan advances under the Agreement are presently evidenced by the Note.

All indebtedness of the Borrower to the Bank, including, without limitation, the obligations owing under the Note, is secured pursuant to the terms of the Agreement and all other transaction documents (collectively, the "Security Documents"), with the proviso that the Bank shall not perfect its security interest in the Collateral except as provided therein following a Security Trigger Event.

The parties desire that certain amendments be made to the Agreement, including extension of the Termination Date for the Revolving Loan.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the Agreement is hereby amended, effective immediately, as follows:

1.           Section 1.01 of the Agreement is hereby amended to add the definition of "Liquid Investments" before the definition of "Margin" appearing on page 5 of the Agreement as follows:

" 'Liquid Investments' shall mean investments which are considered cash equivalents or are readily convertible into cash."

2.           Section 1.01 of the Agreement is hereby further amended to add the definition of "Total Liabilities" thereto between the definitions of "Tangible Net Worth" and "UCC" appearing on page 8 of the Agreement as follows:

" 'Total Liabilities' means Total Liabilities as expressed on the Borrower's balance sheet, prepared in accordance with GAAP consistently applied."

3.           Section 13.02 of the Agreement is hereby stricken in its entirety, and the following new Section 13.02 substituted therefor, as follows:

"13.02  Permit the ratio of the Total Liabilities of Starrett and its consolidated subsidiaries to the Tangible Net Worth of Starrett and its consolidated subsidiaries to exceed .85:1.0 as at the end of each fiscal quarter of Borrower, commencing with the fiscal quarter ending June 30, 2012."

4.           Section 13.09 of the Agreement is hereby stricken in its entirety, and the following new Section 13.09 substituted therefor, as follows:

"13.09  Pay or make any distributions on account of any class of ownership interest in Borrower in cash or in property (other than additional ownership interests) if at the time of any proposed distribution there exists an Event of Default under Borrower's Debt Service Coverage Ratio (as defined and calculated in accordance with Section 13.01 hereof) or if the making of such distribution would cause an Event of Default under the Debt Service Coverage Ratio or redeem, purchase or otherwise acquire, directly or indirectly, any of the ownership interests in Borrower."

5.           Section 13.10 of the Agreement is hereby stricken in its entirety, and the following new Section 13.10 substituted therefor, as follows:

"13.10  Make any loans or advances to any Person, including, without limitation, Borrower’s directors, officers and employees, in an aggregate amount exceeding $500,000.00 at any time, except advances to officers or employees with respect to expenses incurred by them in the ordinary course of their duties which are properly reimbursable by Borrower and intercompany loans between each of the entities constituting the Borrower."

6.           Section 13.16 of the Agreement is hereby stricken in its entirety, and the following new Section 13.16 substituted therefor, as follows:

"13.16  Permit the Borrower’s consolidated cash plus Liquid Investments to be less than $10,000,000.00 at any time, such convent to be measured on a consolidated basis."

7.           Section 18(a) of the Agreement is hereby stricken in its entirety and the following new Section 18(a) substituted therefor:

"(a)           Unless renewed in writing, this Agreement shall terminate on April 30, 2015 (the 'Termination Date'), and all Obligations with the sole exception of the Term Loan shall be due and payable in full without presentation, demand, or further notice of any kind, whether or not all or any part of such Obligations are otherwise due and payable pursuant to the agreement or instrument evidencing same.  Bank may terminate this Agreement immediately and without notice upon the occurrence of an Event of Default.  Notwithstanding the foregoing or anything in this Agreement or elsewhere to the contrary, the security interest, Bank’s rights and remedies hereunder and all of the Borrower’s obligations and liabilities hereunder shall survive any termination of this Agreement and shall remain in full force and effect until all of the Obligations outstanding, or contracted or committed for (whether or not outstanding), including without limitation those obligations owing under the Term Loan, shall be finally and irrevocably paid in full.  No Collateral shall be released or financing statement terminated (if applicable) until such final and irrevocable payment in full of the Obligations including, without limitation, the Term Loan."

8.           Exhibit 3 of the Agreement is hereby deleted in its entirety and the following new Exhibit 3 attached hereto is hereby substituted therefor.

Except as explicitly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect and shall apply to any loan or letter of credit thereunder.

The Borrower hereby reaffirms its agreement under the Agreement to pay or reimburse the Bank on demand for all costs and expenses incurred by the Bank in connection with the Agreement, the Security Documents, the Term Loan, this Fourth Amendment to the Agreement, and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal this ___ day of April, 2012.

THE L. S. STARRETT COMPANY

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT BYTEWISE DEVELOPMENT, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

T.D. BANK, N.A.

By:_______________________________________
Steven S. Carpinella, Vice President

EXHIBIT 3

COMPLIANCE CERTIFICATE

The L. S. Starrett Company, a Massachusetts corporation, Evans Rule Company, Inc., a New Jersey corporation, Level Industries, Inc., a Massachusetts corporation, Tru-Stone Technologies, Inc., a Delaware corporation, Starrett Kinemetric Engineering, Inc., a Delaware corporation, and Starrett Bytewise Development, Inc., a Delaware corporation (each and together, the "Borrower") hereby certifies to TD Bank, N.A. ("Bank") pursuant to the Loan and Security Agreement (All Assets) between Borrower and Bank dated June 29, 2009, as may be amended from time to time ("Loan Agreement"), that:

A.           General

1.           Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement.

2.           The Borrower has complied with all the terms, covenants and conditions to be performed or observed by the Borrower contained in the Loan Agreement and other documents required to be executed by the Borrower in connection with the Loan Agreement.

3.           Neither on the date hereof nor, if applicable, after giving effect to the loan made on the date hereof, does there exist an Event of Default or an event which would with notice or the lapse of time, or both, constitute an Event of Default.

4.           The representations and warranties contained in the Loan Agreement and in any certificate, document or financial or other statement furnished at any time thereunder are true, correct and complete in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that any such representation and warranty relates solely to an earlier date (in which case such representation and warranty shall be true, correct and complete on and as of such earlier date).

B.           Financial Covenants

As of the date hereof or, for such period as may be designated below, the computations, ratios and calculations as set forth below in accordance with Section 13 of the Loan Agreement are true and correct:

1.             Debt Service Coverage Ratio - Section 13.01

The cash flow of Starrett and its consolidated subsidiaries for the preceding twelve-month period was equal to ______ times the amount of Fixed Charges for such period, computed as follows:

A.	EBITDA	$___________

B.	Distributions/Dividends	$___________

C.	Extraordinary Gains/Extraordinary Losses	$___________

2

D.	Adjusted EBITDA (A - B ± C)	$___________

E.	Interest Expense	$___________

F.	CMLTD	$___________

G.	E + F = Fixed Charges	$___________

H.	Ratio of D to G = ____ to _____

2.	Maximum Total Liabilities to Tangible Net Worth- Section 13.02

A.	Total Liabilities	$___________

B.	Stockholders' Equity	$___________

C.	Goodwill and Intangibles	$___________

D.	Debt owing from employees, Owners and Affiliates	$___________

E.	Minimum Pension Liability	$___________

F.	Tangible Net Worth (A - B - C ± D)	$___________

G.	The ratio of Total Liabilities to Tangible Net Worth (A to F) was ___:1.00

3.	Capital Expenditures - Section 13.04

The total amount expended by Starrett and its consolidated subsidiaries during the current fiscal year for Capital Expenditures was $____________.

4.	Minimum Liquidity – Section 3.16

The Liquid Assets of Starrett and its consolidated subsidiaries as at _________, 20__ was $____________, computed as follows:

A.	Cash	$___________

B.	Liquid Investments	$___________

C.	Liquid Assets (A + B)	$___________

3

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Borrower, has executed and delivered this Certificate in the name and on behalf of the Borrower on _________________, 20___.

THE L. S. STARRETT COMPANY

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT BYTEWISE DEVELOPMENT, INC.

_______________________________	By:_______________________________________
Print Name:	Francis J. O’Brien,
Chief Financial Officer and Treasurer

4

FIFTH AMENDMENT OF LOAN AND SECURITY AGREEMENT
(ALL ASSETS)

Reference is made to that certain Loan and Security Agreement (All Assets) dated June 29, 2009, as amended (the "Agreement") by the among The L. S. Starrett Company, Evans Rule Company, Inc., Level Industries, Inc., Tru-Stone Technologies, Inc., Starrett Kinemetric Engineering, Inc. and Starrett Bytewise Development, Inc. (each and together, the "Borrower") and TD Bank, N.A. (the "Bank").  The Agreement was previously amended by a First Amendment of Loan and Security Agreement (All Assets) dated December 18, 2009, a Second Amendment of Loan and Security Agreement (All Assets) dated November 9, 2010, a Third Amendment of Loan and Security Agreement (All Assets) dated November 22, 2011 and a Fourth Amendment of Loan and Security Agreement dated April 25, 2012.  Terms used in this Amendment which are defined in the Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

RECITALS

The Bank has previously agreed to make certain loan advances to the Borrower and to issue or cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Agreement.

The loan advances under the Agreement are presently evidenced by the Note.

All indebtedness of the Borrower to the Bank, including, without limitation, the obligations owing under the Note, is secured pursuant to the terms of the Agreement and all other transaction documents (collectively, the "Security Documents"), with the proviso that the Bank shall not perfect its security interest in the Collateral except as provided therein following a Security Trigger Event.

The parties desire that certain amendments be made to the Agreement, including extension of the Termination Date for the Revolving Loan.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the Agreement is hereby amended, effective immediately, as follows:

1. Section 1.01 of the Agreement is hereby amended to delete the definition of EBITDA on page 3 of the Agreement and substitute the following therefor:

" 'EBITDA' shall mean, for the applicable period, income from continuing operations before the payment of interest and taxes plus depreciation, depletion, amortization and non-cash pension and retirement benefit expense, determined in accordance with GAAP for Starrett and its subsidiaries on a consolidated basis."

2.           Section 13.02 of the Agreement is hereby stricken in its entirety, and the following new Section 13.02 substituted therefor, as follows:

"13.02           Permit the ratio of the Funded Debt of Starrett and its consolidated subsidiaries to EBITDA of Starrett and its consolidated subsidiaries to exceed 1.45:1.0 for the twelve (12) month period ending on the last day of each fiscal quarter of Starrett and its consolidated subsidiaries, commencing with the fiscal quarter ending September 30, 2012."

3.           Exhibit 3 of the Agreement is hereby deleted in its entirety and the following new Exhibit 3 attached hereto is hereby substituted therefor.

Except as explicitly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect and shall apply to any loan or letter of credit thereunder.

The Borrower hereby reaffirms its agreement under the Agreement to pay or reimburse the Bank on demand for all costs and expenses incurred by the Bank in connection with the Agreement, the Security Documents, the Term Loan, this Fifth Amendment to the Agreement, and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal this 7th day of September, 2012.

WITNESS:	THE L. S. STARRETT COMPANY

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT BYTEWISE DEVELOPMENT, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

T.D. BANK, N.A.

By:
Steven S. Carpinella, Vice President

EXHIBIT 3

COMPLIANCE CERTIFICATE

The L. S. Starrett Company, a Massachusetts corporation, Evans Rule Company, Inc., a New Jersey corporation, Level Industries, Inc., a Massachusetts corporation, Tru-Stone Technologies, Inc., a Delaware corporation, Starrett Kinemetric Engineering, Inc., a Delaware corporation, and Starrett Bytewise Development, Inc., a Delaware corporation (each and together, the "Borrower") hereby certifies to TD Bank, N.A. ("Bank") pursuant to the Loan and Security Agreement (All Assets) between Borrower and Bank dated June 29, 2009, as may be amended from time to time ("Loan Agreement"), that:

A.           General

1.           Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement.

2.           The Borrower has complied with all the terms, covenants and conditions to be performed or observed by the Borrower contained in the Loan Agreement and other documents required to be executed by the Borrower in connection with the Loan Agreement.

3.           Neither on the date hereof nor, if applicable, after giving effect to the loan made on the date hereof, does there exist an Event of Default or an event which would with notice or the lapse of time, or both, constitute an Event of Default.

4.           The representations and warranties contained in the Loan Agreement and in any certificate, document or financial or other statement furnished at any time thereunder are true, correct and complete in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that any such representation and warranty relates solely to an earlier date (in which case such representation and warranty shall be true, correct and complete on and as of such earlier date).

B.           Financial Covenants

As of the date hereof or, for such period as may be designated below, the computations, ratios and calculations as set forth below in accordance with Section 13 of the Loan Agreement are true and correct:

1.           Debt Service Coverage Ratio - Section 13.01

The cash flow of Starrett and its consolidated subsidiaries for the preceding twelve-month period was equal to ______ times the amount of Fixed Charges for such period, computed as follows:

A.	EBIT from continuing operations	$___________
B.	Depreciation	$___________
C.	Depletion/Amortization	$___________
D.	Non-cash pension expense	$___________
E.	Non-cash retirement benefit expense	$___________
F.	EBITDA (A + B + C + D + E)	$___________
G.	Distributions/Dividends	$___________
H.	Extraordinary Gains/Extraordinary Losses	$___________
I.	Adjusted EBITDA (F - G ± H)	$___________
J.	Interest Expense	$___________
K.	CMLTD	$___________
L.	J + K = Fixed Charges	$___________
M.	Ratio of I to L = ____ to _____

2.	Maximum Leverage - Section 13.02

The ratio of the Funded Debt of Starrett and its consolidated subsidiaries to the EBITDA of Starrett and its consolidated subsidiaries was ___:1.0 for the twelve (12) month period ending __________, 20__, computed as follows:

A.	Funded Debt	$___________

B.	EBITDA	$___________

C.	Ratio of Funded Debt to EBITDA (A to B) was ___:1.00

3.           Capital Expenditures - Section 13.04

The total amount expended by Starrett and its consolidated subsidiaries during the current fiscal year for Capital Expenditures was $____________.

4.           Minimum Liquidity – Section 3.16

The Liquid Assets of Starrett and its consolidated subsidiaries as at _________, 20__ was $____________, computed as follows:

A.	Cash	$___________

B.	Liquid Investments	$___________

C.	Liquid Assets (A + B)	$___________

2

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of Borrower, has executed and delivered this Certificate in the name and on behalf of the Borrower on _________________, 20___.

THE L. S. STARRETT COMPANY

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

3

STARRETT BYTEWISE DEVELOPMENT, INC.

By:
Print Name:		Francis J. O’Brien,
Chief Financial Officer and Treasurer

4